AGREEMENT


                                       for


                           PURCHASE AND SALE OF ASSETS




                                      among




                        PATIENT INFOSYSTEMS, INC. (PATI)




                                       and





                AMERICAN CARESOURCE CORPORATION formerly known as
                           HEALTH DATA SOLUTIONS, INC.




                                       and




                        THE STOCKHOLDERS SIGNATORY HERETO





                               September 23, 2002

TABLE OF CONTENTS



ARTICLE 1.   PURCHASE AND SALE OF ASSETS.......................................2
             ---------------------------

         1.1.  Transfer of Assets..............................................2
               ------------------

         1.1.1.  Tangible Personal Property....................................2
                 --------------------------

         1.1.2.  Contracts and Related Rights..................................2
                 ----------------------------

         1.1.3.  Warranties....................................................2
                 ----------

         1.1.4.  Advances......................................................2
                 --------

         1.1.5.  Prepaid Items.................................................2
                 -------------

         1.1.6.  Receivables...................................................2
                 -----------

         1.1.7.  Governmental Authorizations...................................2
                 ---------------------------

         1.1.8.  Trade Names...................................................3
                 -----------

         1.1.9.  Intellectual Property.........................................3
                 ---------------------

         1.1.10.  Records......................................................3
                  -------

         1.1.11.  Office Leases................................................3
                  -------------

         1.1.12.  Tax Refunds..................................................3
                  -----------

           1.1.13.  Other Assets...............................................3
                    ------------

         1.2.  Excluded Assets.................................................3
               ---------------

         1.2.1.  Corporate Matters.............................................3
                 -----------------

         1.2.2.  Transaction Documents.........................................4
                 ---------------------

         1.2.3.  Funded Plans..................................................4
                 ------------

         1.2.4.  Other Excluded Assets.........................................4
                 ---------------------

ARTICLE 2.   PAYMENT FOR THE ASSETS............................................4
             ----------------------

         2.1.  Delivery of the Purchase Consideration..........................4
               --------------------------------------

         2.2.  Assumption of Liabilities.......................................4
               -------------------------

         2.3.  Retained Liabilities............................................4
               --------------------

           2.4.  Allocation of Purchase Consideration..........................5
                 ------------------------------------

ARTICLE 3.   CLOSING...........................................................5
             -------

         3.1.  Closing Date....................................................5
               ------------

         3.2. Conditions to PATI's Obligation to Consummate the Agreement......5
              -----------------------------------------------------------

         3.2.1.  Representations and Warranties................................5
                 ------------------------------

         3.2.2.  Covenants.....................................................5
                 ---------

         3.2.3.  Deliveries by ACS.............................................6
                 -----------------

         3.2.3.1.   Closing Certificate........................................6
                    -------------------

         3.2.3.2.  Assignment of Contracts.....................................6
                   -----------------------

         3.2.3.3.  Opinion of ACS Counsel......................................6
                   ----------------------

         3.2.3.4.  Shareholder Representation Letter...........................6
                   ---------------------------------

         3.2.3.5.  Conveyance Instruments......................................6
                   ----------------------

         3.2.3.6.  Customer Contracts..........................................6
                   ------------------

         3.2.3.7.  Vendor/supplier contract....................................6
                   ------------------------

         3.2.3.8.  Contracts...................................................6
                   ---------

         3.2.3.9.  Consents....................................................7
                   --------

         3.2.3.10.Authorizatons.  .............................................7
                  -------------

         3.2.4.  Possession by PATI............................................7
                 ------------------

         3.2.5.  Failure to Obtain Third Party Consents........................7
                 --------------------------------------

         3.2.6.  Voting Agreement.  ...........................................7
                 ----------------

         3.2.7.  Further Assurances by ACS.....................................7
                 -------------------------

         3.3. Conditions to ACS's Obligation to Consummate the Agreement.......8
              ----------------------------------------------------------

         3.3.1.  Representations and Warranties................................8
                 ------------------------------

         3.3.2.  Covenants.....................................................8
                 ---------

         3.3.3.  Deliveries by PATI............................................8
                 ------------------

         3.3.3.1.  Closing Certificate.........................................8
                   -------------------

         3.3.3.2.  Assignment of Contracts.....................................8
                   -----------------------

         3.3.3.3.  Vender/Supplier Contracts...................................8
                   -------------------------

         3.3.3.4.  Customer Agreements.  ..................................... 8
                   -------------------

         3.3.3.5.  Opinion of PATI's Counsel...................................8
                   -------------------------

         3.3.3.6.  Authorizations..............................................8
                   --------------

         3.3.3.7.  Other Agreements and Documents Required for Closing.........9
                   ---------------------------------------------------

         3.3.4.  Private Placement.  .........................................10
                 -----------------

         3.3.5  Voting Agreement.  ...........................................10
                ----------------

         3.3.6.  Further Assurance of PATI....................................10
                 -------------------------

ARTICLE 4.   REPRESENTATIONS AND WARRANTIES...................................10
             ------------------------------

         4.1.  Representations and Warranties of PATI and PATI Stockholders...10
               ------------------------------------------------------------

         4.1.1.  Organization of PATI.........................................10
                 --------------------

         4.1.2.  Power and Authority..........................................10
                 -------------------

         4.1.3.  Execution Delivery and Enforceability........................11
                 -------------------------------------

         4.1.4.  Conflicts....................................................11
                 ---------

         4.1.5.  Litigation...................................................11
                 ----------

           4.1.6.  No Broker..................................................11
                   ---------

           4.1.7.  Capitalization.............................................11
                   --------------

           4.1.8.  Filing with the SEC........................................12
                   -------------------

           4.1.9.  Financial Statements.......................................12
                   --------------------

           4.1.10.  Undisclosed Liabilities...................................12
                    -----------------------

           4.1.11.  Litigation................................................12
                    ----------

           4.1.12.  Legal Compliance..........................................13
                    ----------------

           4.1.13.  Taxes.....................................................13
                    -----

           4.1.14.  Restrictions..............................................13
                    ------------

           4.1.15.  Disclosure................................................13
                    ----------

         4.2.  Representations and Warranties of ACS and ACS Stockholders.....14
               ----------------------------------------------------------

         4.2.1.  Organization of ACS..........................................14
                 -------------------

         4.2.2.  Power and Authority..........................................14
                 -------------------

         4.2.3.  Execution, Delivery and Enforceability.......................14
                 --------------------------------------

         4.2.4.  Conflicts....................................................14
                 ---------

         4.2.5.  Litigation...................................................15
                 ----------

         4.2.6.  ACS Capitalization...........................................15
                 ------------------

         4.2.7.  Subsidiaries.................................................15
                 ------------

         4.2.8.  Financial Statements.........................................16
                 --------------------

         4.2.9.  No Undisclosed Liabilities...................................16
                 --------------------------

         4.2.10.  Premises....................................................16
                  --------

         4.2.11.  Title to and Character of Assets............................17
                  --------------------------------

         4.2.12.  Contracts...................................................17
                  ---------

         4.2.13.  Accounts Receivable.........................................17
                  -------------------

         4.2.14.  Employee Matters; Employee Benefit Plans....................18
                  ----------------------------------------

         4.2.15.  Governmental Authorizations.................................18
                  ---------------------------

         4.2.16.  Consents....................................................19
                  --------

         4.2.17.  Insurance...................................................19
                  ---------

         4.2.18.  Intellectual Property.......................................19
                  ---------------------

         4.2.19.  Litigation..................................................19
                  ----------

         4.2.20.  Legal Compliance............................................20
                  ----------------

         4.2.21.  Taxes.......................................................20
                  -----

         4.2.22.  ACS Restrictions............................................20
                  ----------------

         4.2.23.  No HSR Filing Required......................................20
                  ----------------------

         4.2.24.  No Broker...................................................21
                  ---------

         4.2.25.  Solvency....................................................21
                  --------

         4.2.26.  Disclosure..................................................21
                  ----------

         4.2.27.  Conditions Affecting Business...............................21
                  -----------------------------

         4.2.28.  Sufficiency of Assets.......................................21
                  ---------------------

         4.2.29.  No Corporate Practice.......................................21
                  ---------------------

         4.3. Representations and Warranties of Each Signing Stockholder......22
              ----------------------------------------------------------

         4.3.1.  Legal Capacity...............................................22
                 --------------

         4.3.2.  Execution, Delivery, and Enforceability......................22
                 ---------------------------------------

         4.3.3.  Conflicts....................................................22
                 ---------

         4.3.4.  Compliance With Applicable Laws..............................22
                 -------------------------------

ARTICLE 5.   COVENANTS........................................................22
             ---------

         5.1. Best Efforts to Consummate the Sale.............................22
              -----------------------------------

         5.2. Access to ACS and PATI..........................................23
              ----------------------

         5.3. Operation of ACS and PATI Pending the Sale......................23
              ------------------------------------------

         5.3.1.  Representations and Warranties...............................23
                 ------------------------------

         5.3.2.  Operate the Business in the Ordinary Course..................23
                 -----------------------------------------

         5.3.3.  Maintain Goodwill............................................23
                 -----------------

         5.3.4.  No Material Adverse Change...................................23
                 --------------------------

         5.3.5.  No Dividends.................................................24
                 ------------

         5.3.6.  Maintain Assets..............................................24
                 ---------------

         5.3.7.  Disposition of Assets........................................24
                 ---------------------

         5.3.8.  Acquisition of Assets........................................24
                 ---------------------

         5.3.9.  Borrow Money.................................................24
                 ------------

         5.3.10.  Make Payments...............................................24
                  -------------

         5.3.11.  Pay Taxes...................................................24
                  ---------

         5.3.12.  No Liens....................................................25
                  --------

         5.3.13.  No Changes to Contracts.....................................25
                  -----------------------

         5.3.14.  Perform Obligations.........................................25
                  -------------------

         5.3.15.  Insurance Coverage..........................................25
                  ------------------

         5.3.16.  No Changes in Accounting Principles.........................25
                  -----------------------------------

         5.3.17.  Benefit Plans...............................................25
                  -------------

         5.3.18.  Loans to Affiliates.........................................25
                  -------------------

           5.3.19.  No Agreements Concerning the Foregoing....................25
                    --------------------------------------

         5.3.20.  Payments to Affiliates......................................25
                  ----------------------

         5.4.   Changes to the Information Disclosed on the Schedules.........26
                -----------------------------------------------------

         5.5.  Representations, Warranties, and Covenants.....................26
               ------------------------------------------

         5.6. Satisfaction of the Closing Conditions..........................26
              --------------------------------------

         5.7. No Shopping.....................................................26
              -----------

           5.8.  Funding of Operations........................................26
                 ---------------------

         5.9.  Transferability of PATI Common Stock...........................27
               ------------------------------------

ARTICLE 6. INDEMNIFICATION....................................................27
           ---------------

         6.1.  Survival; Indemnification Obligation...........................27
               ------------------------------------

         6.1.1.  Survival.....................................................27
                 --------

         6.1.2.  Indemnification by ACS and Sellers...........................27
                 ----------------------------------

           6.1.3.  Indemnification by PATI....................................28
                   -----------------------

         6.2.  Indemnification Procedure......................................28
               -------------------------

         6.2.1.  Defense of a Claim...........................................28
                 ------------------

         6.2.2.  Participation of the Indemnitee..............................28
                 -------------------------------

         6.2.3.  Settlement of Claims.........................................29
                 ---------------------

         6.2.4.  Cooperation..................................................29
                 -----------

         ARTICLE 7.   POST-CLOSING COVENANTS..................................29
                      ----------------------

         7.1.  Tax Liabilities................................................29
               ---------------

         7.2.  Assumed Liabilities............................................29
               -------------------

         7.3.  Payments Received..............................................29
               -----------------

         7.4.  Access to Records..............................................29
               -----------------

         7.5.  Employees......................................................30
               ---------

           7.5.1.  Employment.................................................30
                   ----------

         7.5.2.  Benefit Plans................................................30
                 -------------

         7.5.3.  Stock Options................................................30
                 -------------

         7.6.  Use of Name....................................................31
               -----------

         7.7.  Non-Competition................................................31
               ---------------

         7.7.1.  Passive Investments..........................................32
                 -------------------

         7.7.2.  Reformation..................................................32
                 -----------

         7.7.3.  Ancillary Agreement..........................................32
                 -------------------

         7.7.4.  Extension of Non-Compete Period..............................32
                 -------------------------------

         7.8.  No Disclosure of Confidential Information......................33
               -----------------------------------------

         7.8.1.  Non-Disclosure Obligation Sellers............................33
                 ---------------------------------

           7.8.2.  Non-Disclosure Obligation of PATI..........................33
                   ---------------------------------

         7.8.3.  Judicial Enforcement.........................................33
                 --------------------

         7.9.  Reasonableness.................................................34
               --------------

         7.10.  Private Placement.............................................34
                -----------------

           7.11.  Cooperation.................................................34
                  -----------

ARTICLE 8.   TERMINATION......................................................34
             -----------

         8.1. Termination of this Agreement...................................34
              -----------------------------

         8.1.1.  Consent......................................................34
                 -------

         8.1.2.  Breach by ACS................................................34
                 -------------

         8.1.3.  Breach by PATI...............................................35
                 --------------

         8.1.4.  Outside Date.................................................35
                 ------------

         8.2. Effect of Termination...........................................35
              ---------------------

         8.3. Disclosure of this Agreement....................................35
              ----------------------------

ARTICLE 9.   MISCELLANEOUS....................................................35
             -------------

         9.1.  Publicity......................................................35
               ---------

         9.2.  Transaction Costs..............................................36
               -----------------

         9.3.  Definitions....................................................36
               -----------

         9.3.1.  Affiliate....................................................36
                 ---------

         9.3.2.  Applicable Law...............................................36
                 ---------------

           9.3.3.  Assets.....................................................36
                   -------

         9.3.4.  Assignment of Contracts......................................36
                 -----------------------

         9.3.5.  Assumed Liabilities..........................................36
                 -------------------

         9.3.6.  Audited Financial Statements.................................37
                 ----------------------------

         9.3.7.  Beneficial Stockholder.......................................37
                 ----------------------

         9.3.8.  Benefit Plan.................................................37
                 ------------

         9.3.9.  Business.....................................................37
                 --------

         9.3.10.  Claims......................................................37
                  ------

         9.3.11.  Closing Date................................................37
                  ------------


         9.3.12.  Closing Date................................................37
                  ------------

         9.3.13.  COBRA.......................................................37
                  -----

         9.3.14.  Code........................................................37
                  ----

         9.3.15.  Confidential Information....................................38
                  ------------------------

         9.3.16.  Consent.....................................................38
                  -------

         9.3.17.  Contracts...................................................38
                  ---------

         9.3.18.  Covenant Not to Compete.....................................38
                  -----------------------

         9.3.19.  Customer Contracts..........................................38
                  ------------------

         9.3.20.  Customer Services...........................................38
                  -----------------

         9.3.21.  Documents...................................................38
                  ---------

         9.3.22.  ERISA.......................................................38
                  -----

         9.3.23.  Excluded Assets.............................................39
                  ---------------

         9.3.24.  Financial Statements........................................39
                  --------------------

         9.3.25.  GAAP........................................................39
                  ----

         9.3.26.  Governmental Authorizations.................................39
                  ---------------------------

         9.3.27.  Governmental Authority......................................39
                  ----------------------

         9.3.28.  Indemnitee..................................................39
                  ----------

         9.3.29.  Indemnitor..................................................40
                  ----------

         9.3.30.  Insurance Policies..........................................40
                  ------------------

         9.3.31.  Intellectual Properties.....................................40
                  -----------------------

         9.3.32.  Lawsuits....................................................40
                  --------

         9.3.33.  Lien........................................................40
                  ----

         9.3.34.  Material Adverse Change.....................................40
                  -----------------------

         9.3.35.  Most Recent Balance Sheet...................................40
                  -------------------------

         9.3.36.  Non-Compete Period..........................................40
                  ------------------

         9.3.37.  Non-Disclosure Obligation...................................41
                  -------------------------

         9.3.38.  Office Leases...............................................41
                  -------------

         9.3.39.  PATI Indemnitees............................................41
                  ----------------

         9.3.40.  Person......................................................41
                  ------

         9.3.41.  Permitted Liens.............................................41
                  ---------------

         9.3.42.  Premises....................................................41
                  --------

         9.3.43.  Purchase Consideration......................................41
                  ----------------------

         9.3.44.  Retained Liabilities........................................41
                  --------------------

           9.3.45.  SEC.......................................................41
                    ---

           9.3.46.  Seller Indemnitees........................................42
                    ------------------

         9.3.47.  Tangible Personal Property..................................42
                  --------------------------

         9.3.48.  Tax.........................................................42
                  ---

         9.3.49.  Tax Return..................................................42
                  ----------

         9.3.50.  Transaction Documents.......................................42
                  ---------------------

           9.3.51.  Vender/supplier Contracts.................................42
                    -------------------------

         9.4.  Property Taxes.................................................42
               --------------

         9.5.  Entire Agreement...............................................42
               ----------------

         9.6.  Amendments.....................................................43
               ----------

         9.7.  Assignments....................................................43
               -----------

         9.8.  Further Assurances.............................................43
               ------------------

         9.9.  Binding Effect.................................................43
               --------------

         9.10.  Headings......................................................43
                --------

         9.11.  Notices.......................................................43
                -------

         9.12.  Severability..................................................44
                ------------

         9.13  Waivers........................................................44
               -------

         9.14.  Pronouns......................................................45
                --------

         9.15.  Third Parties.................................................45
                -------------

         9.16.  Enforcement Costs.............................................45
                -----------------

         9.17.  Remedies Cumulative...........................................45
                -------------------

         9.18.  Counterparts..................................................45
                ------------

         9.19.  Governing Law.................................................46
                -------------

         9.20.  Preparation of Agreement......................................46
                ------------------------

         9.21.  Survival......................................................46
                --------

         9.22.  Inducement to Transaction.....................................46
                -------------------------

         9.23.  Arbitration...................................................46
                -----------

         9.23 (a).  Arbitrators...............................................46
                    -----------

         9.23 (b).  Applicable Rules..........................................47
                    ----------------

         9.24.  Schedules.....................................................47
                ---------

INDEX OF SCHEDULES AND EXHIBITS

Schedule 1.1.1   Tangible Personal Property

Schedule 1.1.2   Contracts and Other Related Rights

Schedule 1.1.11  Office Leases and Premises

Schedule 1.2.4   Other Excluded Assets

Schedule 2.2     Assumed Liabilities

Schedule 2.3     Retained Liabilities

Schedule 2.4     Allocation of Purchase Consideration

Schedule 4.1.6   No Broker

Schedule 4.1.7(a)PATI Capitalization

Schedule 4.1.7(b)PATI Voting Agreements


Schedule 4.1.11  Litigation

Schedule 4.1.12  Legal Compliance

Schedule 4.1.14  Restrictions


Schedule 4.2.6(a)ACS Capitalization

Schedule 4.2.6(b)ACS Voting Agreements

Schedule 4.2.8   Financial Statements


Schedule 4.2.11  Permitted Liens

Schedule 4.2.14  Employee Matters; Benefit Plans

Schedule 4.2.15  Governmental Authorizations

Schedule 4.2.16  Consents

Schedule 4.2.17  Insurance Policies

Schedule 4.2.18  Intellectual Property

Schedule 4.2.19  ACS Litigation

Schedule 4.2.20  Legal Compliance

Schedule 4.2.22  Restrictions

Schedule 7.5     Employees

Schedule 7.10(a) Private Placement and Debt Repayment

Schedule 7.10(b) Terms of Private Placement

Exhibit A        Form of Opinion of Counsel for ACS

Exhibit B        Form of Shareholder Representation Letter

Exhibit C        Form of Opinion of Counsel for PATI

Exhibit D        Form of Voting Agreement

Exhibit E        Form of Corporation Documents Authorizing Super-Majority Voting
---------

Exhibit F        Form of Employment Agreement for Mark Bodner

Exhibit G        Form of Employment Agreement for Michael Caolo Jr.

Exhibit H        Form of Assignment of Contracts

Exhibit I        Shareholders' Agreement

                    AGREEMENT FOR PURCHASE AND SALE OF ASSETS

         THIS AGREEMENT FOR THE PURCHASE AND SALE OF ASSETS (this "Agreement") dated as of September 23, 2002, (the "Effective Date") is entered into by and among Patient InfoSystems, Inc., a Delaware corporation ("PATI"), and each signatory stockholder of PATI executing this Agreement (each individually and collectively, whether one (1) or more, the "PATI Stockholders"), on the one hand, and American CareSource Corporation, an Indiana corporation ("ACS"), and each signatory beneficial stockholder of ACS executing this Agreement (each individually and collectively, whether one (1) or more, the "ACS Stockholders"), on the other hand. ACS and the ACS Stockholders are collectively referred to herein as the "Sellers."

                                    RECITALS

     A. Whereas, ACS is in the business (the "Business") of providing and servicing modular software packages that fully automate claims processing for third party payers and managed care organizations as well as managing a national network of ancillary service providers including case management and a call center.

     B. Whereas, ACS has acquired by purchase all of the assets and assumed the operating liabilities of the business of ACSC, Inc. formerly known as American CareSource Corporation, a Delaware corporation ("ACSC, Inc.") pursuant to an Agreement for the Purchase and Sale of the Assets of ACSC, Inc. dated November 1, 2000, and closed as of July 31, 2001, pursuant to which the business of ACS includes the operations, assets, and liabilities of ACSC, Inc.; and

     C. Whereas, PATI desires to purchase from ACS, and ACS desires to sell to PATI, all of the Assets used by ACS in its Business and PATI desires to assume all of the operating liabilities and other business related liabilities of ACS as set forth in the Most Recent Balance Sheet at Closing and as otherwise set forth herein, all in consideration and exchange for PATI issuing to ACS that amount of shares of common stock of PATI so as to effectively make ACS the record and beneficial holder and owner of sixty-six and two-thirds percent (66 2/3%) of all of the issued and outstanding capital stock of PATI on a fully diluted basis, at and as of the Closing of the transaction as set forth herein; and

     D. Whereas, as a material inducement to PATI to purchase the Assets and assume the Liabilities, and to Sellers to sell the Assets, PATI and Sellers desire to make certain representations and warranties to the other and agree to be bound by certain covenants and obligations as hereinafter provided; and

     E. Whereas, the parties to this Agreement acknowledge that it is their intention that the entire business operation and all tangible and intangible assets and liabilities together with all obligations to employees of ACS are intended to be transferred and conveyed to PATI and that ACS will have no remaining material business operations subsequent to the Closing.

     NOW, THEREFORE, in consideration of the recitals, mutual covenants, representations, warranties and agreements hereinafter set forth, the parties hereby agree as follows:

ARTICLE 1 PURCHASE AND SALE OF ASSETS

1.1  Transfer of Assets

     Subject to the terms and conditions set forth in this Agreement, and in consideration for the issuance to ACS of that specific number of shares of common stock of PATI which shall constitute sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding capital stock of PATI, on a fully diluted basis including all stock options of PATI in effect at and as of the Closing of this transaction, ACS agrees to sell, convey, transfer, assign and deliver to PATI, and PATI agrees to purchase from ACS as of the Effective Date all of the Assets, including, without limitation, the following (except to the extent any of the following are specifically enumerated as Excluded Assets pursuant to
Section 1.2.) 1.1.1 Tangible Personal Property.

     All rights, title and interest in and to all Tangible Personal Property, including, without limitation, all items listed on Schedule 1.1.1.

1.1.2 Contracts and Related Rights.

     All rights, title and interest in and to each contract, agreement, arrangement, lease, understanding or commitment, written or oral, set forth on
Schedule 1.1.2, including, without limitation, all Contracts;

1.1.3 Warranties.

     All express or implied warranties received from vendors, manufacturers or suppliers or other third parties with respect to any Asset;

1.1.4    Advances.

     All  utility and other  deposits  and  advances  made by ACS to any Person;

1.1.5 Prepaid Items.

     All prepaid items including, without limitation, insurance, advertising and business licenses;

1.1.6 Receivables.

     All notes receivable and accounts receivable payable to ACS and all work in progress;

1.1.7 Governmental Authorizations.

     All Governmental Authorizations that relate to a Seller, the Business or the Assets;

1.1.8 Trade Names.

     All rights to trade names (including the name "American CareSource") trademarks (or application therefor), logos, proprietary designs and service marks (or application therefor), in each case together with all registrations thereof, all common and civil law rights thereto, all rights to royalties or fees paid by others in respect thereof, and all claims or causes of action for infringement thereof;

1.1.9    Intellectual Property.

     All rights, title and interest in and to all Intellectual Property, including all software, computer programs, codes and the like;

1.1.10   Records.

     All existing customer, supplier, manufacturer, provider and vendor lists, files, payment invoices and billing records, all financial records, documents or data of ACS and all other existing marketing information and accounting and financial information;

1.1.11   Office Leases.

     All rights, title and interest of ACS as tenant under or in connection with the Leases described on Schedule 1.1.11 (the "Office Leases and Premises") relating to the premises, also as described on Schedule 1.1.11; and

1.1.12   Tax Refunds.

     The rights to any of ACS's claims for any federal, state, local, or foreign Tax refunds;

1.1.13 Other Assets.

     All rights, title and interest in and to all other tangible and intangible assets of ACS used in or related to the Business.

     At Closing, the Assets shall be conveyed to PATI free and clear of all Liens other than Permitted Liens.

1.2      Excluded Assets.
         ---------------

     Notwithstanding the foregoing, the Assets shall not include any of the following Excluded Assets:

1.2.1    Corporate Matters.

     The corporate seals,  certificates of  incorporation,  minute books,  stock
books,  tax  returns,   or  other  records  having  to  do  with  the  corporate
organization of ACS or any ACS Stockholder;

1.2.2    Transaction Documents.

     The rights that accrue or will accrue to ACS under this Agreement or the other Transaction Documents; 1.2.3 Funded Plans.

     The funded portion, if any, of any pension or profit-sharing plan of ACS;

1.2.4 Other Excluded Assets.

     The excluded assets described on Schedule 1.2.4.

ARTICLE 2 PAYMENT FOR THE ASSETS

2.1  Delivery of the Purchase Consideration.

     In addition to, and without limiting any other provisions of this Agreement, in consideration of the sale of the Assets to PATI by ACS, PATI agrees to deliver to ACS or cause to be delivered to ACS at or prior to the Closing, the common stock of PATI and a written assumption by PATI of the Assumed Liabilities, as hereinafter defined, against delivery of the Assets, and PATI agrees to issue that number of shares of common stock of PATI to ACS so as to make ACS the record and beneficial holder and owner of sixty-six and two-thirds percent (66 2/3%) of the then issued and outstanding shares of capital stock of PATI on a fully diluted basis, including all stock options of PATI in effect immediately as of and on the date of the Closing of the transaction as contemplated herein.

2.2  Assumption of Liabilities.

     At the Closing, as part of the consideration for this transaction, ACS shall assign to PATI all of its rights, title, interest and obligations in and to, and PATI shall specifically assume for all purposes as of the Closing Date and agree to pay when due and otherwise discharge and perform thereunder, or, at PATI's option, satisfy as of the Closing Date, only the obligations and liabilities set forth on Schedule 2.2 (the "Assumed Liabilities"). PATI agrees to indemnify and hold Sellers harmless from any and all claims and liabilities specifically assumed by PATI as set forth herein.

2.3  Retained Liabilities.

     Except as specifically set forth in Schedule 2.3 "Retained Liabilities", PATI shall assume, pay and discharge all liabilities of the Sellers as set forth in Schedule 2.2 the "Assumed Liabilities". All liabilities, obligations, commitments, debts or other amounts payable by Sellers not included in the Assumed Liabilities shall not be transferred to PATI hereby. ACS shall retain and discharge all Retained Liabilities, including but not limited to those certain specified Retained Liabilities set forth on Schedule 2.3.

2.4  Allocation of Purchase Consideration.

     The Purchase  Consideration and the liabilities assumed by PATI pursuant to
Section 2.1 and Section 2.2 shall be allocated for Tax reporting purposes in the manner set forth on Schedule 2.4 for all purposes, including the filing of any Tax Returns.

ARTICLE 3 CLOSING

3.1  Closing Date.

     Subject to the provisions of this Agreement, and subject to the approval by the stockholders of PATI of all matters necessary for PATI to complete the Closing, and the satisfaction by PATI of all requirements of the Securities and Exchange Commission (the "SEC") in connection therewith, the Closing shall be held on November 28, 2002, but in any event, no later than December 31, 2002, at the offices of American CareSource Corporation, 8080 Tristar Drive, Suite 100, Irving, Texas 75063, at 2:00 P.M., local time.

     However, if the SEC has determined to review the proxy statement filed by PATI in connection with soliciting approval of the transaction by PATI stockholders, then the Closing may be rescheduled by PATI to occur as soon as practicable, but at any time prior to March 31, 2003, except that if PATI is unable to receive final confirmation from the SEC that there are no further comments to its proxy statement within the time period necessary to hold a meeting of shareholders prior to March 31, 2003 because of the inability of ACS to provide to PATI necessary information with regard to ACS on a timely basis as may be required by the rules and regulations of the SEC and as set forth in
Section 5.1 hereof, then the period may be extended by an additional 60 days by PATI.

     Notwithstanding anything herein to the contrary, if the Closing has not occurred for any reason by May 30, 2003, either ACS or PATI may terminate this Agreement by serving the other party with written notice of such termination. PATI shall provide ACS with copies of any proxy statement filed or to be filed with the SEC relating to this transaction, all exhibits, amendments thereto and any and all correspondence between PATI and the SEC relating thereto, as soon as reasonably possible.

3.2  Conditions to PATI's Obligation to Consummate the Closing.

         PATI's obligation to consummate the Closing shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, which PATI may only waive in writing:

3.2.1 Representations and Warranties.

     The representations and warranties of ACS set forth in this Agreement shall have been correct and complete in all material respects as of the date of this Agreement and shall be correct and complete in all material respects as of the Closing Date as though made as of such time.

3.2.2 Covenants.

     ACS shall have performed all agreements, covenants, and obligations that it is required to perform under this Agreement prior to the Closing Date.

3.2.3    Deliveries by ACS.

     At or prior to the Closing Date, in consideration of the payment of the Purchase Consideration and the execution and delivery by PATI of all Transaction Documents to which PATI is a party, ACS shall execute and deliver to PATI:

3.2.3.1  Closing Certificate.

     A certificate, signed by an officer of ACS acceptable to PATI, confirming the satisfaction of the conditions set forth in Sections 3.2.1 and 3.2.2.

3.2.3.2  Assignment of Contracts.

     The Assignment of Contracts duly executed by ACS, pursuant to which ACS shall assign to PATI or its designee all of ACS's rights, title and interest in, to, and under the Contracts, free and clear of all Liens.

3.2.3.3  Opinion of ACS Counsel.

     An opinion of legal counsel acceptable to PATI, dated the Closing Date, in the form attached hereto as Exhibit A.

3.2.3.4  Shareholder Representation Letter.

     A representation letter in the form attached hereto as Exhibit B executed by each ACS Stockholder.

3.2.3.5  Conveyance Instruments.

     A bill of sale and such other deeds, certificates of title, assignments, assurances and other instruments and documents as PATI may reasonably request in order to effect the sale, conveyance, transfer and assignment of the Assets to PATI, against delivery of the Purchase Consideration therefor, and such other documents, instruments or certificates as shall be reasonably requested by PATI or its counsel.

3.2.3.6  Customer Contracts.

     All customer contracts duly executed.

3.2.3.7  Vendor/supplier contracts.

     The Vendor/supplier contracts, duly executed.

3.2.3.8  Contracts.

     All of the Contracts and copies of all Documents relating to the Assets.

3.2.3.9  Consents.

     All Consents required to be obtained or given on behalf of ACS in order to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

3.2.3.10 Authorizations.

     A certified resolution of the Board of Directors and stockholders of ACS executed prior to the date of this Agreement (which consent of stockholders shall be irrevocable) authorizing the execution, delivery and performance of this Agreement and each other document, agreement, instrument or certificate to which such person is a party and the transactions contemplated herein and therein.

3.2.4    Possession by PATI.

     Simultaneously with the consummation of the transfer of the Assets and the assumption of the Assumed Liabilities, as well as the issuance of the common stock of PATI to the Sellers, ACS and its respective officers, partners, agents and employees, as appropriate, will put PATI into full possession and enjoyment of all Assets to be conveyed and transferred by this Agreement.

3.2.5    Failure to Obtain Third Party Consents.

     To the extent that ACS's rights under any Contract, Governmental Authorization or other Asset to be assigned to PATI hereunder may not be assigned without the Consent of another person which has not been obtained at Closing, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and ACS, at its expense, shall use its best efforts to obtain any such required consent(s) as promptly as possible.

3.2.6    Voting Agreement.

     The Voting Agreement in the form attached hereto as Exhibit D shall have been executed by each of the ACS Stockholders on and as of the date of this Agreement and shall remain in full force and effect on the date of the Closing.

3.2.7    Further Assurances by ACS.

     ACS at any time before or after the Closing Date will execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer reasonably requested by PATI, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by PATI for the purpose of assigning, transferring, granting, conveying and confirming to PATI, or reducing to possession, any or all of the Business and Assets, including contacting vendors/suppliers, customers and suppliers.

3.3      Conditions to ACS's Obligation to Consummate the Agreement.

     ACS's obligation to consummate the Agreement shall be subject to and conditioned upon the satisfaction, on or prior to the Closing Date of the following conditions, which ACS may only waive in writing:

3.3.1 Representations and Warranties.

     The representations and warranties of PATI set forth in this Agreement shall have been correct and complete in all material respects as of the date of this Agreement and shall be correct and complete in all material respects as of the Closing Date as though made as of such time.

3.3.2    Covenants.

     PATI shall have performed all agreements, covenants, and obligations that it is required to perform under this Agreement prior to the Closing Date, including but not limited to the covenant referenced in Section 7.10 hereof.

3.3.3    Deliveries by PATI.

     In addition to, and without limiting any other provisions of this Agreement, in consideration of the sale of the Assets to PATI by ACS, PATI agrees to deliver or cause to be delivered at or prior to the Closing the following:

3.3.3.1  Closing Certificate.

     A certificate, signed by an officer of PATI, confirming the satisfaction of the conditions set forth in Sections 3.3.1 and 3.3.2.

3.3.3.2  Assignment of Contracts

     The Assignment of Contracts, duly accepted by PATI;

3.3.3.3  Vendor/supplier contracts.

     The Vendor/supplier contracts, duly accepted by PATI.

3.3.3.4  Customer Agreements.

     The Customer Agreements duly accepted by PATI.

3.3.3.5  Opinion of PATI's Counsel.

     An opinion of legal counsel, acceptable to ACS, dated the Closing Date, in the form attached hereto as Exhibit C.

3.3.3.6  Authorizations.

     A certified copy of resolutions adopted by the Board of Directors and PATI Stockholders authorizing the execution and delivery of this Agreement and the transactions contemplated herein; and

3.3.3.7  Other Agreements and Documents Required for Closing.

     (a) An executed Shareholders Agreement, in the form attached as Exhibit I hereto, executed as of the date of Closing, by and among certain shareholders, including John Pappajohn and Derace Schaffer, of PATI together with Mark Bodnar and the ACS Stockholders providing for, among other things, the voting of all shares of PATI common stock owned by such signatory stockholders in favor of the designation and election of Mark Bodnar as Chairman of the Board of Directors of PATI, in favor of (i) Mark Bodnar, (ii) two reasonably qualified individuals named and designated by Mr. Bodnar, (iii) John Pappajohn and (iv) Derace Schaffer, as members of the Board of Directors of PATI, at each meeting of stockholders or in connection with any consent in writing for the term of the shareholders agreement. The Shareholders Agreement shall have a term of not less than twenty-four (24) months after the Closing Date.

     (b) An executed corporate document and appropriate effectuated changes to the corporate by-laws of PATI in the form attached hereto as Exhibit E, providing for a "super majority" vote of the PATI Board of Directors on any matters: (i) involving or directly relating to mergers, acquisitions, purchase of assets with any third parties, or sales of assets of PATI, either of which would involve twenty percent (20%) or more of the assets or fair market value or total then current annual revenues of PATI as of the effective date of any such transaction; (ii) providing for any private placement, public offering, secondary offering, recapitalization, reorganization, bank financing, or other incurrence of indebtedness wherein any of such is, or would be, in excess of $500,000; (iii) providing for a change of voting control of PATI; or (iv) providing for any change or amendment to the articles of incorporation to effectuate a corporate name change, a change in the number of directors, or a change in the class or number of authorized shares of PATI.

     (c) Agreements of each of John Pappajohn, Derace Schaffer, Eric Brauss and Today Financial Corporation and related entities and Affiliates, to hold all indebtedness from PATI and ACS, respectively, to them in abeyance until March 31, 2004, and to not demand repayment of principal or accrued interest unless and until PATI has capital funds sufficient to make such repayment without materially endangering the financial stability of PATI, it being understood that this provision shall not apply to the repayment of funds to Eric Brauss or his affiliates referred to in Section 7.10 hereof. Any repayments made by PATI of the above debt shall be made pari passu among all of the outstanding indebtedness to John Pappajohn, Derace Schaffer and Today Financial Corporation and related entitled and affiliates owned or controlled by Eric Brauss.

     (d) Written documentation that the bank debt of PATI to Wells Fargo Bank has been renegotiated so as to provide a grace and forbearance period until December 31, 2003, before any principal payments are required and that John Pappajohn and Derace Schaffer will remain guarantors of such bank debt if required by Wells Fargo Bank.

3.3.4    Private Placement

     The private placement of securities referred to in Section 7.10 of this Agreement shall be funded to the full extent of the Minimum Amount described therein into an escrow account to be released immediately following the Closing.

3.3.5    Voting Agreement.

     The Voting Agreement in the form attached hereto as Exhibit D shall have been executed by each stockholder of PATI owning more than 10% of the outstanding shares of the common stock of PATI on and as of the date of this Agreement and shall remain in full force and effect on the date of the Closing.

3.3.6    Further Assurances of PATI.

     PATI shall at any time before or after the Closing Date cooperate with ACS by furnishing any additional information, executing and delivering any additional documents and instruments and doing any and all such other things as may be reasonably required by ACS or its counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1      Representations and Warranties of PATI and PATI Stockholders.

     All representations and warranties of PATI and the PATI Stockholders made herein shall survive for twelve (12) months after Closing. Subject to the limitation of the preceding sentence, PATI and the PATI Stockholders represent and warrant to ACS and the ACS Stockholders as follows (it being agreed that all representations and warranties contained in this Section 4.1 shall be made, with respect to the PATI Stockholders, to the best knowledge of the PATI Stockholders):

4.1.1    Organization of PATI.

     PATI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. 4.1.2 Power and Authority.

     PATI possesses the requisite power and authority to execute, deliver and perform this Agreement and each other Transaction Document to which it is a party without obtaining any approval, authorization, consent or waiver or giving any notice, other than approvals which it has properly obtained other than approvals of its Stockholders contemplated in Section 3.1 hereof. PATI possesses the requisite power and authority to own its respective properties and carry on its respective business as presently conducted.

4.1.3    Execution, Delivery and Enforceability.

     PATI and the PATI Stockholders have duly authorized, executed and delivered this Agreement and each other Transaction Document to which they are a party and this Agreement and each other such Transaction Document constitutes a valid, legal and binding obligation of PATI and the PATI Stockholders enforceable against PATI and the PATI Stockholders in accordance with its terms.

4.1.4    Conflicts.

     PATI's execution, delivery or performance of this Agreement and the other Transaction Documents to which it is a party will not conflict with or constitute a breach or violation of, or result in a Lien against or give rise to any default or right of acceleration, cancellation or termination with respect to, any Document to which PATI is a party or by which PATI's assets are bound (or give rise to an event that with notice, lapse of time or both would result in such a conflict, breach, violation, Lien, default or right) including the certificate of incorporation and the by-laws of PATI.

4.1.5    Litigation.

     No Lawsuit by or before any court or other Governmental Authority exists or is pending or threatened that would prohibit PATI from consummating the transactions contemplated by this Agreement and any other Transaction Document to which PATI is a party or seeks damages with respect to the transactions contemplated hereby and thereby. No lawsuit by or before any court or other governmental authority exists or is pending or threatened to which PATI is or may become a party.

4.1.6    No Broker.

     Other than as set forth on Schedule 4.1.6, PATI and PATI Stockholders have no obligation or liability to any broker, finder or other person for any broker or similar services with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

4.1.7    Capitalization.


     (a) Schedule 4.1.7 (a) sets forth the authorized capital stock of PATI and the number of outstanding shares of capital stock of PATI as of the Closing Date. All of the issued and outstanding shares of capital stock of PATI have been duly authorized, validly issued and are fully paid, non-assessable and free of preemptive rights with no personal liability attaching to the ownership thereof. Except as set forth on
          Schedule 4.1.7(a) PATI does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of common stock of PATI or any other equity security of PATI or any securities representing the right to purchase or otherwise receive any shares of common stock of PATI or any other equity security of PATI other than as provided for in this Agreement. Except as set forth on Schedule 4.1.7(a), there are no bonds, debentures, notes, shares of preferred stock or other indebtedness of PATI having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matters on which the stockholders of PATI may vote.

     (b) Except as disclosed on Schedule 4.1.7(b), there are no agreements or understandings, with respect to the voting of any shares of common stock of PATI or which restrict the transfer of such shares, to which PATI is a party and there are no such agreements or understandings to which PATI is a party with respect to the voting of any such shares or which restrict the transfer or such shares, other than applicable federal and state securities laws.

4.1.8    Filings with the SEC.

     PATI has made all filings with the SEC (the "Public Reports") that it has been required to make under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each of the Public Reports has complied with the Securities Act and Exchange Act in all material respects.

4.1.9    Financial Statements.

     PATI has filed quarterly reports on Form 10-Q for the periods ended June 30, 2002, (the "Most Recent Fiscal Quarter End") and March 31, 2002, and an annual report on Form 10-K for the fiscal year ended December 31, 2001. The financial statements included in or incorporated by reference into these Public Reports (including related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of PATI as of the indicated dates and the results of operations of PATI for the indicated periods, are correct and complete in all material respects, and are consistent with the books and records of PATI; provided however, that the interim statements are subject to normal year-end adjustments and do not contain complete footnotes.

4.1.10   Undisclosed Liabilities.

     Except (i) for liabilities incurred since the Most Recent Fiscal Quarter End in the ordinary course of business consistent with past practice, (ii) liabilities contemplated herein, or (iii) for liabilities that would not have a material adverse effect on the business or financial condition of PATI, PATI does not have any liabilities or obligations, contingent or otherwise, that would be required to be disclosed, reflected or reserved against in a consolidated balance sheet of PATI (including the related notes thereto, where appropriate) prepared in accordance with GAAP which are not adequately reserved or reflected on the balance sheet of PATI for the Most Recent Fiscal Quarter End.

4.1.11   Litigation.

     Schedule 4.1.11 attached hereto is a true and complete list of all Lawsuits brought in the two years preceding the date of this Agreement, currently pending or, to the knowledge of PATI or the PATI Stockholders, threatened against or affecting PATI or any of its property or business, at law or in equity, or before or by and federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. PATI has no knowledge of any state of facts or contemplated event that may reasonably be expected to give rise to any such claim, action, review, suit, proceeding or investigation. PATI is not operating under, or subject to, or in default with respect to, any order, writ, injunction or decree of any court or governmental agency or body, domestic or foreign.

4.1.12   Legal Compliance.

     (a) Except as set forth on Schedule 4.1.12, PATI is not now conducting or carrying on its business or affairs, and has not at any prior time conducted or carried on its business or affairs, in violation of any Applicable Law, which violation could have a material adverse effect on the financial condition, business, operations or prospects of PATI, its assets or its business taken as a whole.

     (b) Except as set forth on Schedule 4.1.12, neither PATI nor its stockholders, directors, employees or agents, directly or indirectly, have given any gift or similar benefit to any third party payer, government representative, government employee or other person or entity which might subject any person or entity to damages or penalties in a civil or criminal proceeding or might have had a material adverse effect on its business if not given or might have a material adverse effect on the business if not continued.

4.1.13   Taxes.

     PATI has filed federal, state, local or foreign Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes (whether or not shown on any Tax Return) have been paid. There are no Liens on any of the Assets that arose in connection with any failure (or alleged failure) of PATI to pay any Tax.

4.1.14 Restrictions.

     Except as disclosed on Schedule 4.1.14 attached hereto, PATI is not party to any arrangement or Document, oral or written, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, or decree which materially affects or restricts or may in the future materially affect or restrict, the business, operations, assets, properties, prospects or condition (financial or otherwise) of PATI's business or assets after consummation of the transactions contemplated hereby.

4.1.15 Disclosure.

     Except as set forth in Schedule 4.1.15 PATI is not aware of any material facts concerning PATI that it has not disclosed to ACS in this Agreement. PATI has fully, accurately and completely provided ACS with all information that ACS requested when deciding whether to enter into this Agreement. No representation, warranty or statement of PATI contained in this Agreement or the other Transaction Documents contains any untrue statement or omits to state a fact necessary to make such representation, warranty or statement not misleading in any material respect.

4.2      Representations and Warranties of ACS and ACS Stockholders.

     All representations and warranties of ACS and ACS Stockholders made herein shall survive for twelve (12) months after Closing and shall give effect to the combination and consolidation of ACS with ACSC, Inc. Subject to the limitations of the preceding sentence, each of the Sellers represents and warrants to PATI and PATI Stockholders as follows (it being agreed that all representations and warranties contained in this Section 4.2 shall be made, with respect to the ACS Stockholders, to the best knowledge of the ACS Stockholders):

4.2.1    Organization of ACS.

     ACS is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana. ACS is not required to qualify to transact business as a foreign corporation in any jurisdiction other than where it is currently qualified.

4.2.2    Power and Authority.

     ACS possesses the requisite power and authority to execute, deliver and perform this Agreement and each other Transaction Document to which it is a party without obtaining any approval, authorization, consent or waiver, or giving any notice, other than the approval of the Board of Directors and the ACS Stockholders, which approval has been properly obtained. ACS possesses the requisite power and authority to own its properties and carry on its business as presently conducted.

4.2.3    Execution, Delivery and Enforceability.

     Each Seller has duly authorized, executed and delivered this Agreement and the other Transaction Documents to which it is a party and this Agreement and each such other Transaction Document constitutes a valid, legal and binding obligation of Sellers enforceable against Sellers in accordance with its terms.

4.2.4    Conflicts.

     Neither the execution, delivery or performance by Sellers of this Agreement nor any other Transaction Document to which any Seller is a party will (i) conflict with, constitute a breach or violation of, or give rise to any default or right of acceleration, cancellation or termination with respect to, any arrangement or Document to which any Seller is a party or by which the Business or any of the Assets are bound or affected (or give rise to an event that with notice, lapse of time or both would result in such a conflict, breach or violation, default or right), including the articles of incorporation and the by-laws of ACS; (ii) result in the creation of a Lien upon any of the assets or properties of any Seller, or (iii) violate any order, judgment, writ, injunction, decree, or any law, statute, rule, ordinance or regulation applicable to any Seller.

4.2.5    Litigation.

     No Lawsuit by or before any court or other Governmental Authority exists or is pending or threatened that would prohibit ACS from consummating the transactions contemplated by this Agreement and any other Transaction Document to which ACS is a party or seeks damages with respect to the transactions contemplated hereby or thereby. No lawsuit by or before any court or other governmental authority exists or is pending or threatened to which ACS is or may become a party.

4.2.6    ACS Capitalization.

     (a) ACS Stockholders are the owners, beneficially and of record, of no less than two-thirds of the issued and outstanding capital stock of ACS as set forth on Schedule 4.2.6(a).


     (b) Schedule 4.2.6(a) sets forth the authorized capital stock of ACS and the number of outstanding shares of capital stock of ACS as of the Closing Date and the stockholders thereof. All of the issued and outstanding shares of capital stock of ACS have been duly authorized, validly issued and are fully paid, non-assessable and free of preemptive rights with no personal liability attaching to the ownership thereof. Except as set forth on Schedule 4.2.6(a) ACS does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of common stock of ACS or any other equity security of ACS or any securities representing the right to purchase or otherwise receive any shares of common stock of ACS or any other equity security of ACS other than as provided for in this Agreement. Except as set forth on Schedule 4.2.6(a), there are no bonds, debentures, notes, shares of preferred stock or other indebtedness of ACS having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matters on which the stockholders of ACS may vote.

     (c) Except as disclosed on Schedule 4.2.6(b), there are no agreements or understandings, with respect to the voting of any shares of common stock of ACS or which restrict the transfer of such shares, to which ACS is a party and there are no such agreements or understandings to which ACS is a party with respect to the voting of any such shares or which restrict the transfer or such shares, other than applicable federal and state securities laws.

4.2.7    Subsidiaries.

     ACS does not own, and did not own at any time covered by the Financial Statements, directly or indirectly, either of record or beneficially, any interest (including, but not limited to, capital stock, partnership interests or other securities) in any association, business trust, corporation, general partnership, joint stock company, joint venture, limited liability company, limited partnership, professional association, professional corporation or any other organization or entity.

4.2.8    Financial Statements.

     (a) ACS has prepared the financial statements described on Schedule 4.2.8 (the "Financial Statements") from its books and records which accurately and fairly reflect the transactions and dispositions of the assets of ACS using sound accounting principles, applied on a consistent basis for the periods presented and consistent with ACS's past practices. The Financial Statements present fairly the financial position, results of operations and cash flows of ACS as of the dates and for the periods covered by such Financial Statements. ACS owns all of the assets described in the Most Recent Balance Sheet. ACS does not have any liabilities or obligations, absolute or contingent, other than the liabilities and obligations described in such Financial Statements. The Financial Statements of ACS and the financial records of ACS are in the form and quality such that they may be audited in accordance with the standards and requirements of GAAP as required by the SEC or such an audit may be completed without any qualifications, prior to the date of Closing.

     (b) Included in Schedule 4.2.8 is the Balance Sheet dated December 31, 2001 and Statement of Operations, Stockholders' Equity and Cash Flows for the year then ended (collectively, the "Audited Financial Statements"), audited by BDO Seidman, L.P., independent certified public accountants of ACS, each of which Audited Financial Statements have been prepared in accordance with GAAP consistently applied and fairly present the financial position of ACS as of the date of such Audited Financial Statements and the results of operations for the period covered thereby, subject only to the matters described in the accountants' report attached thereto.

4.2.9    No Undisclosed Liabilities.

     Except as disclosed in the Financial Statements and the Schedules referred to herein, the Assets and Business are not subject to any liabilities, obligations, assessments, charges or expenses of any kind or nature whatsoever, absolute or contingent, or any facts that could give rise to any liabilities, obligations, assessments, charges or expenses, that could materially and adversely affect the Assets, the Business, or cash flows, financial condition, prospects or operations of ACS.

4.2.10   Premises.

     ACS does not own any real property. True and correct copies of all arrangements and Documents relating to the Premises, including the Office
Leases, has been delivered to PATI. ACS has a good and marketable leasehold interest in the Premises under and pursuant to the Office Leases. ACS has performed all obligations required to be performed by it relating to the Premises under and pursuant to the Office Leases, is not in breach of, or default under, the Office Leases in any respect, and no event or action has occurred, is pending, or is threatened, which after notice, or the lapse of time would constitute or result in a breach or default by ACS under the Office Leases. ACS has not received notice that any landlord of the Premises intends to cancel, suspend or terminate any Office Lease. All improvements to the leasehold created by the Office Leases are in good operating condition and in a state of good repair, and are adequate and suitable for the purposes for which they are being used. None of such improvements (or any equipment therein), nor the operation or maintenance thereof, nor the operation of the Business therein, violates any Documents or restrictive covenants or any Applicable Law. No condemnation proceeding is pending or, to the knowledge of any Seller, threatened which would preclude or impair the use of any of the Premises for the Business as presently conducted.

4.2.11   Title to and Character of Assets.

     Schedule 1.1.1 is a true and complete list of all Tangible Personal Property owned or leased by ACS which is related to or used in the Business and specifies such items as are owned and such as are leased, the owner or lessee thereof and, with respect to owned property, specifies its aggregate cost or original value and the net book value, and, with respect to leased property, specifies the identity of the lessor, the rental rate and the unexpired term of the lease. Such Assets constitute all tangible personal property necessary for the conduct of the Business by PATI. ACS owns and has good and marketable title to all Assets purported to be conveyed by them free and clear of all Liens except for Permitted Liens set forth on Schedule 4.2.11. All Tangible Personal Property owned or leased by ACS is in good operating condition and repair, subject to normal wear and tear. There are no outstanding agreements, options or commitments of any nature obligating ACS to transfer any of the Assets or rights or interests therein to any other party. Other than the assets included in the schedules hereto, ACS does not own any other assets or property of any kind.

4.2.12   Contracts.

     All Contracts are listed and briefly described on Schedule 1.1.2. True and complete copies of each Contract (including accurate descriptions of oral Contracts) have been provided to PATI. Each Contract is valid, binding and in full force and effect. No party to any such Contract has assigned any of its rights or delegated any of its duties under such Contract. No breach or default exists under any such Contract and no event has occurred that with the lapse of time or action or notice would result in a breach or a default under such Contract. Following the consummation of the transaction contemplated hereby, all rights of ACS under each such Contract shall inure to PATI free and clear of any Liens except for any Permitted Liens and such Contract will be enforceable by PATI in accordance with such Contract's terms.

4.2.13   Accounts Receivable.

     To the best  knowledge  of ACS,  and  except  to the  extent  disclosed  in
Schedule 4.2.14, the accounts and notes receivable material to the Business that are reflected on the Most Recent Balance Sheet or on the books and records of ACS as of the date of the Most Recent Balance Sheet and all accounts and notes receivable of ACS material to the Business arising after the date of the Most Recent Balance Sheet, other than accounts and notes receivable collected since then in the ordinary course of ACS's business consistent with its past practices: (i) arose from bona fide transactions by ACS in the ordinary course of its business consistent with its past practices, (ii) represent bona fide indebtedness of the respective debtors, (iii) are collectible in full net of the respective reserves shown on the Most Recent Balance Sheet or on the books and records of ACS as of the Closing Date (which reserves are adequate and calculated consistent with past practice and, in the case of the reserve as of the Closing Date, will not represent a materially greater percentage of the accounts and notes receivable as of the Closing Date than the reserve reflected in the Most Recent Balance Sheet or the books and records of ACS as of the date of the Most Recent Balance Sheet and will not represent a material adverse change in the composition of such accounts and notes receivable in terms of aging), and (iv) are not subject to any defense or offset.

4.2.14   Employee Matters; Employee Benefit Plans.

     (a) Schedule 4.2.14 is a true and complete list of (i) the names and addresses of all officers, directors, independent contractors, employees and agents of ACS, stating the positions, rates of compensation, accrued vacation and bonuses payable by ACS to or with respect to each and (ii) all Benefit Plans.

     (b) ACS has fully performed all of its obligations under all such Benefit Plans, all of which are in full force and effect.

     (c) All group health plans have been operated in compliance with either COBRA or state law regulations, as applicable, in all respects to the extent such requirements are applicable. No group health plan provides for past termination coverage except as required by COBRA.

     (d) There has been no act or omission by ACS, any ERISA affiliate or any Benefit Plan fiduciary that has given rise to or may give rise to fines, penalties, taxes, or related charges.

     (e) ACS is not now, and has not been, a party to any collective bargaining agreement, and no such agreement determines the terms and conditions of employment of any employee of ACS. There are no labor controversies pending or, to the knowledge of ACS and the ACS Stockholders, threatened against ACS.

     (f) No Benefit Plan provides for any severance pay, accelerated payments, deemed satisfaction of goals or conditions, new or increased benefits, or vesting conditioned, in whole or in part, upon a change in control of the Business.

     (g) No agreement, commitment, or obligation exists to increase any benefits under any Benefit Plan or to adopt any new Benefit Plan.

4.2.15   Governmental Authorizations.

     Schedule   4.2.15  is  a  true  and  complete  list  of  all   Governmental
Authorizations issued to ACS. Such Governmental Authorizations comprise all Governmental Authorizations to be used or necessary in connection with the Assets or the lawful operation of the Business by PATI. All such Governmental Authorizations, if any, have been duly and validly issued, are in full force and effect and are assignable to PATI. All such Governmental Authorizations are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees.

4.2.16   Consents.

     All Consents and notices required to be obtained or given by or on behalf of ACS before consummation of the transactions contemplated by this Agreement in compliance with all applicable laws, rules, regulations, orders or governmental or other agency directives, or the provisions of any Document binding upon ACS are described on Schedule 4.2.16 and all such Consents have been duly obtained and are in full force and effect except as set forth on Schedule 4.2.16.

4.2.17   Insurance.

     Schedule 4.2.17 is a true and complete list and summary of all Insurance Policies of ACS, other than those, which relate solely to the Excluded Assets, true and correct copies of which have been provided to PATI. All Insurance Policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default thereunder. No Seller has been refused any insurance, nor has its coverage been limited, by any insurance carrier to which it has applied for insurance or with which it has carried insurance.

4.2.18   Intellectual Property.

     All of ACS's interest in Intellectual Property which is used in or related to the Business is listed and described on Schedule 4.2.18. Such Intellectual Property constitutes all the Intellectual Property necessary for the conduct of the Business. Neither ACS's use of the Intellectual Property nor PATI's use of the Intellectual Property in the same manner infringes on the rights of any person or entity. The Intellectual Property is valid and in full force and effect and is not subject to any Taxes, maintenance fees or other actions. All Intellectual Property set forth on Schedule 4.2.18 as being proprietary in nature is proprietary in nature, adequate steps have been taken to ensure its continued proprietary nature and nothing has transpired that would compromise or call into question its proprietary nature. Schedule 4.2.18 also sets forth a true and complete list of all names under which ACS has conducted any business or which it has otherwise used.

4.2.19   Litigation.

     Schedule 4.2.19 attached hereto is a true and complete list of all Lawsuits brought in the two years preceding the date of this Agreement, currently pending or, to the knowledge of ACS or the ACS Stockholders, threatened, against or affecting ACS or any of its property or business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. ACS has no knowledge of any state of facts or contemplated event that may reasonably be expected to give rise to any such claim, action, review, suit, proceeding or investigation. ACS is not operating under, or subject to, or in default with respect to, any order, writ, injunction or decree of any court or governmental agency or body, domestic or foreign.

4.2.20   Legal Compliance.

     (a) Except as set forth in Schedule 4.2.20, ACS is not now conducting or carrying on its business or affairs, and has not at any prior time conducted or carried on its business or affairs, in violation of any Applicable Law, which violation could have a material adverse effect on the financial condition, business, operations or prospects of ACS, the Assets or the Business taken as a whole.

     (b) Except as set forth in Schedule 4.2.20, neither ACS nor its stockholders, directors, employees or agents, directly or indirectly, have given any gift or similar benefit to any third party payer, government representative, government employee or other person or entity which might subject any person or entity to damages or penalties in a civil or criminal proceeding or might have had a material adverse effect on the Business if not given or might have a material adverse effect on the Business if not continued.

4.2.21   Taxes.

     ACS has filed federal, state, local or foreign Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes (whether or not shown on any Tax Return) have been paid. There are no Liens on any of the Assets that arose in connection with any failure (or alleged failure) of ACS to pay any Tax. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not impose or create any Tax obligations including withholding Tax obligations on behalf of PATI except for Tax obligations that are Retained Liabilities.

4.2.22   ACS Restrictions.

     Except as disclosed on Schedule 4.2.22 attached hereto, ACS is not party to any arrangement or Document, oral or written, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, or decree which materially affects or restricts or may in the future materially affect or restrict, the business, operations, assets, properties, prospects or condition (financial or otherwise) of the Business or the Assets after consummation of the transactions contemplated hereby.

4.2.23   No HSR Filing Required.

     The transactions contemplated by this Agreement are exempt from the notification and waiting requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, because the Sellers expect that the aggregate consideration for the Assets pursuant to this Agreement will be less than $50,000,000, ACS had total assets as of December 31, 2001, of less than $25,000,000, and ACS had net sales during the year ended December 31, 2001, of less than $25,000,000, as required under 16 C.F.R. ss. 802.20(b). Moreover, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement do not require any approval, consent, filing, registration, or other action by any governmental entity.

4.2.24   No Broker.

     ACS has no obligation or liability to any broker, finder or other person or entity for any broker or similar services with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

4.2.25   Solvency.

     The consummation by ACS of the transactions contemplated by this Agreement and the other Transaction Documents will not constitute a fraudulent transfer or conveyance with respect to ACS.

4.2.26   Disclosure.

     ACS is not aware of any material facts concerning ACS or the Business that it has not disclosed to PATI in this Agreement. ACS has fully, accurately and completely provided PATI with all information that PATI requested when deciding whether to enter into this Agreement. No representation, warranty or statement of ACS contained in this Agreement or the other Transaction Documents contains any untrue statement or omits to state a fact necessary to make such representation, warranty or statement not misleading in any material respect.

4.2.27   Conditions Affecting Business.

     There is no fact, development or threatened development with respect to the markets, products, services, patients, clients, customers, facilities, computer software, data bases, personnel, vendors, suppliers, payers, vendors/suppliers, operations, assets or prospects of the Business which are known to Sellers which would affect the business, operations or prospects of the Business or the Assets in any material respect when considered as a whole, other than such conditions as may affect the economy generally. Sellers have no reason to believe that any loss of any employee, agent, customer, supplier, payer or other advantageous arrangement will result because of the consummation of the transactions contemplated hereby.

4.2.28   Sufficiency of Assets.

     The Assets constitute all of the assets necessary for PATI to conduct the Business after the Closing.

4.2.29   No Corporate Practice.

     ACS has not received notice from any Governmental Authority, from its counsel or from any other of its advisors that any party to this Agreement could be precluded from receiving the benefits of this Agreement or the other Transaction Documents as a result of the structure of the transaction contemplated by this Agreement or the other Transaction Documents. ACS agrees that it will not, in an attempt to void or nullify the Agreement or the other Transaction Documents or any relationship involving PATI or any of its Affiliates, sue, claim, aver, allege or assert that this Agreement, any other Transaction Document or any such relationship violates any Applicable Law.

4.3      Representations and Warranties of Each Signing Stockholder.

     Each signing ACS Stockholder and PATI Stockholder represents and warrants to their actual knowledge, as of the Closing Date and as of the date of execution hereof, to all signatories to this Agreement as follows: 4.3.1 Legal Capacity.

     Such Stockholder possesses the legal capacity to execute, deliver and perform this Agreement and each Transaction Document to which he/she/it is a party, without obtaining any approval, authorization, consent, or waiver or giving any notice.

4.3.2    Execution, Delivery, and Enforceability.

     Such Stockholder has duly executed and delivered this Agreement and each Transaction Document to which he/she/it is a party, and this Agreement and each Transaction Document to which he/she/it is a party constitutes a valid, legal and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with their respective terms.

4.3.3    Conflicts.

     Such Stockholder's execution, delivery and performance of this Agreement and each Transaction Document to which he/she/it is a party will not conflict with, constitute a breach or violation of, result in a Lien against, or give rise to any default or right of acceleration, cancellation, or termination with respect to any Document to which such Stockholder is a party.

4.3.4    Compliance With Applicable Laws.

     Such Stockholder has complied, to the best of his/her/its knowledge, with all Applicable Laws material to this Agreement and such Stockholder's execution, delivery, and performance of this Agreement will not violate any Applicable Laws.

ARTICLE 5 COVENANTS

5.1      Best Efforts to Consummate the Sale.

     Each of the parties to this Agreement shall use its best efforts to take, or cause to be taken, all actions necessary, proper, or advisable to consummate the transactions contemplated by this Agreement. The Sellers agree to cooperate fully and completely with PATI in preparing a proxy statement for filing with the SEC in order to solicit approval of the PATI stockholders for the matters necessary to proceed with the Closing. To such end, the Sellers will exert their best efforts in good faith to provide PATI on a timely basis all information with respect to ACS as is required by the rules of the SEC to be presented therein, including all financial statements so required. The Sellers agree and covenant hereby that all information provided by the Sellers to PATI to be included in the proxy statement and other filings to be made with the SEC, will be true and correct in all material respects and will not omit any material fact necessary to make the statements made, in the light of the circumstances under which they are made, not misleading.

5.2      Access to ACS and PATI.

     From the date of this Agreement through the Closing Date, ACS and PATI shall permit the other party and its advisors and representatives access to the Assets and Business, including ACS's and PATI's books and records. Moreover, during this period, officers, employees, advisors and representatives of ACS and PATI shall furnish promptly to the other party and its advisors and representatives, at the sole cost and expense of the requesting party, such financial and operating information as such Persons may reasonably request, including copies of any requested Documents.

5.3      Operation of ACS and PATI Pending the Sale.

     For the purposes of this section of this Agreement, the term "Business" and the term "Assets" when used in this section shall refer to the assets and business operations of both ACS and PATI. From the date of this Agreement through the Closing Date, ACS and PATI shall:

5.3.1    Representations and Warranties.

     Use reasonable efforts to operate and maintain the Assets and Business of their respective companies in such a manner so that the representations and warranties of ACS and PATI set forth in this Agreement shall continue to be correct and complete in all material respects at all times prior to the Closing Date as if made on and as of such times;

5.3.2    Operate the Business in the Ordinary Course.

     Except as is otherwise provided for in this Agreement, operate the Business of ACS and PATI in the ordinary course consistent with past practices and this Agreement and in compliance with all Applicable Laws material to the Business and Assets;

5.3.3    Maintain Goodwill.

     Use reasonable efforts to preserve intact the Business and the goodwill of the customers of the Business, the Vendors/suppliers, the employees, and any other Person having business relations with ACS and PATI;

5.3.4    No Material Adverse Change.

     Use reasonable efforts to not cause or suffer to exist any Material Adverse Change to the Business; 5.3.5 No Dividends.

     Cause ACS or PATI to refrain from declaring or paying any dividends or otherwise making any distributions or transfers of any amount including cash to any employees, officers, directors or stockholders, except in the ordinary course of business or as otherwise agreed to prior to the full execution of this Agreement;

5.3.6    Maintain Assets.

     Maintain the Assets in good order and repair in all material respects;

5.3.7 Disposition of Assets.

     Refrain from disposing of, or committing to dispose of any Assets in excess of $5,000 of fair market value at the time of disposition;

5.3.8    Acquisition of Assets.

     Refrain from acquiring, or committing to acquire, any Assets, other than Assets involving $25,000 or less in any one transaction or series of related transactions;

5.3.9    Borrow Money.

     Refrain from assuming, creating, guaranteeing, or incurring any indebtedness, whether absolute or contingent, other than indebtedness incurred in the ordinary course of the Business consistent with past practices, except for, and specifically limited to, the funding of necessary monthly operating capital to compensate for any negative cash flow in the form of cash advances or short-term loans from Eric Brauss or his Affiliates, or a line of credit for approximately $1 million from Northstar Bank of Denton, Texas, or a letter of credit from Bank of America for $500,000 for the State of Colorado in the case of ACS, and from John Pappajohn or his Affiliates in the case of PATI, prior to the Closing Date of this transaction unless otherwise provided for herein, which shall be provided with notice to the other party (which notice may be provided at any time prior to the Closing);

5.3.10   Make Payments.

     Promptly pay when due all liabilities and obligations of every kind and nature incurred by ACS and PATI in the ordinary course consistent with past business practices;

5.3.11   Pay Taxes.

     Timely and accurately file all required Tax Returns and timely pay all Taxes owed with respect to such Tax Returns;

5.3.12 No Liens.

     Refrain from granting any Liens except in the ordinary course of business consistent with past practices;

5.3.13 No Changes to Contracts.

     Refrain from amending, modifying, or terminating any of the Contracts or other Documents outside the ordinary course of business consistent with past business practices except as contemplated by this Agreement, including articles of incorporation and by-laws, or entering into any new Document that is material;

5.3.14   Perform Obligations.

     Punctually perform all obligations under each Contract and each of the other Documents, and keep each of them in full force and effect, free from any right of cancellation, forfeiture or termination;

5.3.15   Insurance Coverage.

     Continue in effect all Insurance Policies unless such insurance coverage is replaced by a new or different policy of similar nature and coverage;

5.3.16   No Changes in Accounting Principles.

     Refrain from changing the accounting principles used when maintaining accounting records or presenting its financial statements, or otherwise altering the manner of keeping accounts, books, or records, except for converting its accounting basis to the accrual method;

5.3.17   Benefit Plans.

     Make full and timely  payment of all  amounts  required  under any  Benefit
Plan;

5.3.18 Loans to Affiliates.

     Refrain from making, changing, or forgiving any loan in excess of $5,000 between ACS or PATI and any of their Affiliates, directors, employees, officers, related parties, or stockholders.

5.3.19   Payments to Affiliates.

     Refrain from making any payments in excess of $5,000 in any case or $25,000 in the aggregate of any kind, including dividends, distributions, bonuses, repayment of indebtedness to any Affiliates, directors, employees, officers, related parties or stockholders, other than normal, recurring payments of salary, commissions, bonuses, retainers, reimbursements, repayment of indebtedness, and the like, in accordance with existing contractual obligations or in the ordinary course of business consistent with past practices.

5.3.20   No Agreements Concerning the Foregoing.

     Refrain from entering into any agreement to take any of the actions described in the foregoing Sections 5.3.1 through 5.3.20 of this Section 5.3.

5.4  Changes to the Information Disclosed on the Schedules.


     From the Effective Date of this Agreement through the Closing Date: ACS and PATI shall promptly notify the other party of any material changes to the information disclosed to the other party during the due diligence process relating to this Agreement, and on any schedule to this Agreement, including changes occurring after the date of this Agreement (although such disclosure shall not in any way amend or supplement any schedule).

5.5  Representations, Warranties, and Covenants.

     Each party to this Agreement shall notify in writing each other Party to this Agreement of any condition, circumstance, fact, or other information of which such party has become aware that may cause the representations and warranties of such Party contained in this Agreement to be incorrect or incomplete in any material respect at any time prior to the Closing Date as if made on and as of any such time or cause such Party to be unable to perform its covenants contained in this Agreement that it is required to perform on or before the Closing Date. Such Party shall then use reasonable efforts in good faith to prevent or promptly cure any such breach.

5.6  Satisfaction of the Closing Conditions.

     ACS shall use its best efforts in good faith to cause the conditions set forth in Section 3.2 and Section 4.2 to be satisfied, including the delivery to PATI of all of the Consents. PATI shall use its best efforts in good faith to cause the conditions set forth in Section 4.1 to be satisfied as promptly as possible.

5.7  No Shopping.

     Unless and until this Agreement is terminated pursuant to ARTICLE 8, ACS shall not, and no ACS Stockholder or any Affiliate thereof shall cause ACS to, nor shall any ACS Stockholder, directly or indirectly encourage, solicit, initiate, or participate in any discussions or negotiations with any Person other than PATI concerning any merger, sale of substantially all assets, business combination, sale of shares of capital stock, or similar transaction involving ACS, or directly or indirectly disclose any Confidential Information to any Person other than PATI and its advisors and representatives. If ACS or any ACS Stockholder receives an offer or inquiry with respect to any of the foregoing types of transactions, such Person shall promptly inform PATI of such offer or inquiry.

5.8  Funding of Operations.

     John Pappajohn and Derace Schaffer agree to provide PATI with all necessary operating capital on a monthly basis prior to the Closing Date. Eric Brauss or his Affiliates agree to provide ACS with all necessary operating capital on a monthly basis prior to the Closing Date to compensate for any negative cash flow in the form of cash advances or short-term loans from Eric Brauss or his Affiliates, a line of credit issued to Eric Brauss or his Affiliates by Northstar Bank in Denton, Texas, for the benefit of ACS up to a maximum amount of $1 million and a letter of credit issued to ACS from Bank of America for $500,000 for the State of Colorado.

5.9  Transferability of PATI Common Stock.

     ACS hereby agrees that, after the Closing as contemplated herein, ACS may distribute shares of PATI common stock only to the ACS Stockholders that are signatories to this Agreement and to any new shareholders of ACS who become record and beneficial owners of common stock of ACS prior to the Closing. The ACS Stockholders hereby agree that they, and any new shareholders of ACS who become record and beneficial owners of common stock of ACS prior to the Closing, may not distribute any shares of PATI common stock for a period of twelve (12) months from the Closing Date. Notwithstanding anything contained to the contrary herein, PATI and ACS agree that, in the event that any ACS Stockholder that is a signatory to this Agreement elects to dissolve or liquidate itself as a corporation after the Closing, then the respective shareholders of such corporation shall be entitled to receive their respective and proper shares of PATI represented by new stock certificates in their respective names with the understanding that such shares and certificates will be subject to a twelve month holding period as are the other previously mentioned ACS Stockholders and will be subject to the Indemnification obligations of the ACS Stockholders that are signatories hereto.

ARTICLE 6 INDEMNIFICATION

6.1      Survival;

     Indemnification Obligation.

6.1.1    Survival

     The representations and warranties contained in this Agreement shall survive for a period of 12 months from the date of this Agreement.

6.1.2    Indemnification by ACS and Sellers.

     ACS and, with respect to each matter enumerated below, each ACS Stockholder, severally, but not jointly as to themselves, and only to the extent of their respective ownership in PATI common stock, shall indemnify and hold harmless PATI Indemnitees against and in respect of any and all material Claims suffered, which may arise out of or be in respect of (i) any material falsity, inaccuracy or misrepresentation in or breach of any of the representations, warranties or covenants made in this Agreement or any other Transaction Document or in any financial statements, certificate, document or instrument delivered at or prior to the Closing by or on behalf of ACS, or each ACS Stockholder, respectively, (ii) any action, event, condition, omission or failure to act of or by Sellers, their officers, directors, employees or agents prior to the
Closing Date, (iii) any Tax obligations imposed on a PATI Indemnitee attributable to ACS, or (iv) any of the Retained Liabilities of or attributable or traceable to ACS. The indemnification obligation of each ACS Stockholder shall not include any personal liability but shall be limited only to (i) any matter enumerated above with respect to which such ACS Stockholder had actual knowledge at or prior to the time of the Closing (ii) and such liability shall be limited to the total number of shares of PATI common stock received by such ACS Stockholder in connection with the transactions contemplated hereby.

6.1.3    Indemnification by PATI.

     PATI and, with respect to each matter enumerated below, each PATI Stockholder, severally, but not jointly as to themselves, and only to the extent of their respective ownership in PATI common stock, shall indemnify and hold harmless ACS Indemnitees against and in respect of any and all material Claims suffered, which may arise out of or be in respect of (i) any material falsity, inaccuracy or misrepresentation in or breach of any of the representations, warranties or covenants made in this Agreement or any other Transaction Document or in any financial statements, certificate, document or instrument delivered at or prior to the Closing by or on behalf of PATI, or each PATI Stockholder, respectively, (ii) any action, event, condition, omission or failure to act of or by PATI, its officers, directors, employees or agents prior to the Closing Date, (iii) any Tax obligations imposed on an ACS Indemnitee attributable to PATI (specifically not intended to include any tax payable by any ACS
Stockholder as a result of this transaction or any distributions by ACS following the Closing), or (iv) the Assumed Liabilities. The indemnification obligation of each PATI Stockholder shall not include any personal liability but shall be limited only to (i) any matter enumerated above with respect to which such PATI Stockholder had actual knowledge at or prior to the time of the Closing and (ii) such liability shall be limited to the total number of shares of PATI common stock owned by such PATI Stockholder in connection with the transactions contemplated hereby.

6.2      Indemnification Procedure.

6.2.1    Defense of a Claim.

     Within five (5) days after receiving notice of any Claim that may give rise to an indemnification obligation under this Agreement the party in receipt of such notice shall give each other party to this Agreement written notice of such Claim together with a copy of all documents relating to such Claim, and the Indemnitor shall immediately undertake the defense of such Claim by representatives of its own choosing.

6.2.2    Participation of the Indemnitee.

     If ten (10) days after delivering written notice of a Claim to the Indemnitor (or if earlier five (5) days before an answer or other pleading must be served to prevent judgment by default in favor of the Person asserting the Claim) the Indemnitor has not begun to defend against such Claim, the Indemnitee shall have the right to defend compromise or settle such Claim on behalf of and for the account and risk of the Indemnitor. Notwithstanding whether the Indemnitor commences at any time to defend against a Claim the Indemnitee shall have the right to participate in such defense by representatives of its own choosing.

6.2.3    Settlement of Claims.

     An Indemnitor shall have the right at its own cost and expense to compromise or settle any Claim provided that an Indemnitor shall not compromise or settle any Claim or consent to the entry of any judgment if such compromise, settlement or judgment does not include an unconditional release by the person or entity asserting the Claim of each Indemnitee from all liability with respect to such Claim.

6.2.4    Cooperation.

     In  connection  with  any  indemnity  obligation,   each  Indemnitee  shall
cooperate with all reasonable requests of the Indemnitor.

ARTICLE 7 POST-CLOSING COVENANTS

7.1      Tax Liabilities.

     Subsequent to Closing, ACS shall accurately prepare and file in the time periods prescribed therefor all Tax Returns attributable to its business and operations for all periods prior to the Closing Date, and pay when due all Taxes due and owing with respect thereto.

7.2      Assumed Liabilities.

     From and after the Closing Date, PATI shall have complete control over the payment, settlement or other disposition of, or any dispute involving, any of the Assumed Liabilities and PATI shall have the right to conduct and control all negotiations and proceedings with respect thereto. Upon receipt of notice thereof, ACS agrees to notify PATI immediately of any claim made with respect to any such Assumed Liability and shall not, except with the prior written consent of PATI, make any payment of, or settle or offer to settle, or consent to any compromise with respect to, any such Assumed Liability. ACS agrees to cooperate with PATI in any reasonable manner requested by PATI in connection with any negotiations or proceedings involving any such Assumed Liability.

7.3     Payments Received.

     From and after the Closing, PATI shall have the right and authority to endorse without recourse the name of ACS on any check or any other evidences of indebtedness received by PATI on account of the Business and the Assets transferred to PATI hereunder. ACS agrees that it will hold and promptly transfer and deliver to PATI, from time to time as and when received, any cash, checks with appropriate endorsements (using its best efforts not to convert such checks into cash), or other property that it may receive on or after the Closing which properly belongs to PATI and will account to PATI for all such receipts.

7.4     Access to Records.

     At all times after the date of Agreement, upon the request of PATI, and to the extent that all ACS business records, documents and data have not been transferred and conveyed to PATI pursuant to this Agreement, ACS shall make available to PATI any remaining records, documents and data with respect to the Business, Assets and Assumed Liabilities not otherwise transferred to PATI hereunder. ACS shall preserve for three (3) years all records possessed or to be possessed by ACS relating to any of the Business, Assets, Assumed Liabilities or the Business prior to the Closing Date.

7.5      Employees.

7.5.1    Employment.

     Schedule 7.5 sets forth a list of each employee of ACS that PATI agrees to employ after the Closing at the same compensation level together with the same or similar benefits as each employee received from ACS immediately prior to Closing as set forth on Schedule 7.5. As of the Closing Date, PATI shall enter into employment agreements with Mark Bodner and Michael Caolo, Jr. on the terms and conditions as set forth in the forms attached hereto as Exhibit F and Exhibit G. ACS will terminate the employment of each of its employees that will be employed by PATI, effective at 12:01 a.m. on the day following the Closing Date and will pay all liabilities relating to the employment of, and termination of, such employees up to the Closing, with the understanding that PATI shall assume the obligations of any salary continuation, severance pay, or other value or benefits as set forth on Schedule 7.5 that might otherwise be due to any employee formerly employed by ACS in the event that such employee is terminated by PATI subsequent to Closing. PATI shall assume and be responsible for any and all written employment agreements in force at Closing with management employees or executive employees, provided such employment agreements are disclosed in detail and set forth in Schedule 7.5 herein prior to the execution of this Agreement.

7.5.2.   Benefit Plans.

     Except as otherwise contemplated by Section 2.4, ACS shall pay directly to each of such employees that portion of all benefits (including the Benefit Plans) which has been accrued on behalf of that employee (or is attributable to expenses properly incurred by that employee) as of the Closing Date, and PATI shall assume no liability therefore. No portion of the assets of any Benefit Plan, fund, program or arrangement, written or unwritten, heretofore sponsored or maintained by ACS (and no amount attributable to any such Benefit Plan, fund, program or arrangement) shall be transferred to PATI, and PATI shall not be required to continue any such Benefit Plan, fund, program or arrangement after the Closing Date. All such employees of ACS who are re-employed by PATI on or after the Closing Date shall be new employees of PATI and any prior employment by ACS of such employees shall not affect entitlement to, or the amount of, salary or other cash compensation, current or deferred, which PATI may make available to its employees.

7.5.3    Stock Options.

     PATI shall include all ACS employees listed on Schedule 7.5 that shall have stock option grants pursuant to the ACS Employee Incentive Stock Option Plan 2002 as of the Closing into the PATI employee stock option plan and such options shall be converted into options to purchase PATI common stock at an exercise price equal to the exercise price thereof multiplied by a fraction, the numerator of which shall be the number of shares of PATI common stock outstanding immediately prior to the Closing and the denominator of which shall be the number of shares of ACS common stock outstanding immediately prior to the Closing, both on a fully diluted basis.

7.6      Use of Name.

     From and after the Closing, no Seller shall use the name "American CareSource" for any business or professional reason whatsoever. ACS will not grant to any other person or entity the right to use such name as part of the name of any other business or entity or as part of any trade name or trademark not belonging to PATI.

7.7      Non-Competition.

     Each of the Sellers recognizes that the covenants of the Sellers contained in this Section 7.7 (the "Covenant Not to Compete") are an essential part of this Agreement and the other Transaction Documents and that but for the agreement of ACS to comply with such covenants, PATI would not have entered into this Agreement or the other Transaction Documents. Each of the Sellers acknowledge and agree that its Covenant Not to Compete is necessary to ensure the continuation of the Business and the reputation of PATI and that irrevocable harm and damage will be done to PATI if any Seller competes with PATI. ACS, and each of the ACS Stockholders, individually agree that during the Non-Compete Period they will not knowingly, directly or indirectly, without the consent of
PATI:

     (a) Either on its own account or for any other Person, solicit, induce, attempt to induce, interfere with, or endeavor to cause any:

          (i) Customer of ACS or PATI to modify, amend, terminate, or otherwise alter its or their Contract;

          (ii) Provider of ACS or PATI to modify, amend, terminate, or otherwise alter its or their Contract;

          (iii)Provider or customer engaged in business with PATI, ACS or any Affiliate thereof to terminate its or their arrangement with PATI, ACS or the Affiliate, respectively; or

          (iv) employee of PATI or ACS or any person who was an employee of PATI or ACS within six months of the Closing Date, to leave the employ of PATI or ACS or to become employed by any company competitive with PATI or ACS.

     (b) Subject to the exceptions set forth in Schedule 7.7, own, manage, operate, maintain, engage in, serve as an advisor or consultant for, control, or otherwise participate in or be involved as a partner, guarantor, or other holder of a financial interest in, or have any other interest in, any Person providing services the same or substantially the same, or competitive with or substantially competitive with those currently provided by ACS or PATI; or which PATI will be providing immediately after acquiring the assets and business of ACS as contemplated by this Agreement, which shall be understood to mean, providing ancillary management services, including claims management services, to health care providers, health care payors, insurance companies, HMOs, PPOs and other health care networks;

     (c) Make any statement or perform any act which causes any existing or actual prospective client of PATI or any Affiliate thereof to use the services or purchase the products of any competitor to the contemporaneous exclusion or diminution of PATI.

7.7.1    Passive Investments.

     The ownership restriction contained in Section 7.7 hereof shall not apply to ownership as an investor of less than a five percent (5%) interest in the outstanding equity securities of any private corporation or other private venture or publicly held corporation listed.

7.7.2    Reformation.

     Should any portion of this Section 7.7 be deemed unenforceable by any court of competent jurisdiction because of the scope, duration or territory encompassed by the undertakings hereunder, and only in such event, then the Sellers and PATI each consent and agree to such limitation on scope duration or territory as may be finally adjudicated as enforceable by a court of competent jurisdiction after the exhaustion of all appeals.

7.7.3    Ancillary Agreement.

     This Covenant Not to Compete shall be construed as an agreement ancillary to the other provisions of this Agreement and the other Transaction Documents and the existence of any claim or cause of action of ACS against PATI or any of its Affiliates, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by PATI of this Covenant Not to Compete. Any breach or violation of the Covenant Not to Compete shall entitle PATI to an injunction restraining any further or continued breach or violation. Such right to an injunction shall be in addition to and cumulative of (and not in lieu of) any other remedies to which PATI is entitled because of such breach or violation. If a court of competent jurisdiction determines that the Covenant Not to Compete is partially or wholly inoperative, invalid or unenforceable in a particular case because of its duration, geographical scope, restricted activity or any other parameter such court may reform such duration, geographical scope, restricted activity or other parameter with respect to such case to permit enforcement of such reformed Covenant Not to Compete to the greatest extent allowable.

7.7.4    Extension of Non-Compete Period.

     In the event that any Seller violates its Covenant Not to Compete, then notwithstanding any provision herein to the contrary, the Non-Compete Period, with respect to such Seller, shall be extended day for day for the time period that party is in violation of any such Covenant Not to Compete.

7.8      No Disclosure of Confidential Information.

7.8.1    Non-Disclosure Obligation of Sellers.

     Each of the Sellers covenants not to disclose any Confidential Information at any time to any Person other than PATI and its respective advisors and representatives (the "Non-Disclosure Obligation"). This Section 7.8 shall not preclude ACS from:

     (a)  Disclosing   information  to  its   accountants,   lawyers  and  other
          professional advisors;

     (b) Disclosing information generally available to the public other than by breach of this Section 7.8; or

     (c) Disclosing information required by law or court order after promptly notifying PATI of the requirement to disclose such information.

7.8.2    Non-Disclosure Obligation of PATI.

     PATI and each PATI Stockholder covenants not to disclose any Confidential Information at any time to any Person other than ACS and its respective advisors and representatives (the "Non-Disclosure Obligation"). This Section 7.8 shall not preclude PATI from:

     (a)  Disclosing   information  to  its   accountants,   lawyers  and  other
          professional advisors;

     (b) Disclosing information generally available to the public other than by breach of this Section 7.8; or

     (c) Disclosing information required by law or court order after promptly notifying ACS of the requirement to disclose such information.

7.8.3    Judicial Enforcement.

     Any breach or violation of the Non-Disclosure Obligation shall entitle the non-breaching party to an injunction restraining any further or continued breach or violation. Such right to an injunction shall be in addition to and cumulative of (and not in lieu of) any other remedies to which the non-breaching party is entitled because of such breach or violation. If a court of competent jurisdiction determines that the Non-Disclosure Obligation is partially or wholly inoperative, invalid or unenforceable in a particular case because of its duration, geographical scope, restricted activity or any other parameter such court may reform such duration, geographical scope, restricted activity or other parameter with respect to such case to permit enforcement of such reformed Non-Disclosure Obligation to the greatest extent allowable.

7.9      Reasonableness.

     Each seller acknowledges that the terms of the Covenant Not to Compete and the Non-Disclosure Obligation are reasonable in all respects and necessary to permit PATI to realize the benefits of the transactions contemplated by this Agreement.

7.10     Private Placement.

     PATI will complete a private placement of equity securities (the proceeds of which shall have been deposited in escrow prior to the Closing) immediately following the Closing that will result in gross proceeds of not less than three million dollars ($3,000,000) (the "Minimum Amount"), with the agreement that one and one-half million dollars ($1,500,000) of which will be used to satisfy the repayment of outstanding loans to ACS from or acquired by Eric Brauss or his Affiliates, all as set forth on Schedule 7.10(a), and the remainder of such proceeds from the aforementioned private placement to be used for the working capital of PATI following the Closing. The general business terms and conditions of the private placement will be substantially as set forth on Schedule 7.10(b). The parties agree that any material changes to the terms of the private placement will require the written consent of the parties hereto, which will not be unreasonably withheld. The parties hereto agree that no ACS Stockholder or PATI Stockholder will participate as an investor, directly or indirectly, in the private placement without the prior written consent of the other parties hereto.

7.11     Cooperation.

     ACS acknowledges that PATI, at its option, will be required to prepare financial statements relating to the Business for periods prior to the Closing. ACS agrees that PATI and its representatives and accountants shall have full access to the books, records, properties and personnel of ACS to the extent necessary for preparing financial statements. ACS agrees to cooperate with PATI, its accountants and representatives in preparing such financial statements.

ARTICLE 8 TERMINATION

8.1      Termination of this Agreement.

     ACS and PATI may not terminate this Agreement except under the specific circumstances set forth below at any time prior to the Closing Date.

8.1.1    Consent.

     ACS and PATI may mutually agree in writing to terminate this Agreement.

8.1.2    Breach by the ACS.

     PATI may abandon or terminate  this  Agreement by written notice to ACS if:
(i) the representations and warranties set forth in this Agreement were incorrect or incomplete, in any material respect, as of the execution date of this Agreement or will be incorrect or incomplete, in any material respect, on the Closing Date as though made as of such dates, or (ii) ACS fails to perform timely, in all material respects, the covenants and obligations that it is required to perform under this Agreement and that are not waived by PATI in writing.

8.1.3    Breach by PATI.

     ACS may abandon or terminate  this  Agreement by written notice to PATI if:
(i) the representations and warranties of PATI set forth in this Agreement were incorrect or incomplete in any material respect as of the execution date of this Agreement or will be incorrect or incomplete, in any material respect, on the Closing Date as though made as of such dates, or (ii) PATI fails to perform timely, in all material respects, the covenants and obligations that it is required to perform under this Agreement that are not waived by ACS in writing.

8.1.4    Outside Date.

     ACS or PATI may abandon or terminate this Agreement by written notice to the other parties to this Agreement if the Closing Date has not occurred on or before December 31, 2002, unless however, the Closing does not occur prior to such date because the SEC has determined to review the proxy statement filed by PATI in connection with soliciting approval of the transaction by PATI stockholders, then the Closing may occur any time prior to March 31, 2003, which date may be extended by PATI for up to 60 days in accordance with Section 3.1 hereof.

8.2      Effect of Termination.

     If this Agreement is abandoned or terminated pursuant to Sections 8.1.1 or 8.1.4, no party to this Agreement shall possess any right against any other party to this Agreement because of such termination. If any of the parties to this Agreement abandon or terminate this Agreement other than pursuant to Sections 8.1.1 or 8.1.4, however, then each party to this Agreement may pursue any and all remedies that such party may have under this Agreement or at law or in equity with respect to this Agreement and such abandonment or termination.

8.3      Disclosure of this Agreement.

     If this Agreement is abandoned or terminated for any reason, the Sellers shall not disclose to any Person (a) the contents of the negotiations among the Sellers and PATI concerning this Agreement, or (b) the terms of this Agreement.

ARTICLE 9 MISCELLANEOUS

9.1      Publicity.

     ACS and PATI shall not issue any press release or make any public statement concerning this Agreement without obtaining the prior consent of the other party unless such is compelled by the securities laws of the United States or the securities law of any state.

9.2      Transaction Costs.

     Except as otherwise provided herein, each Seller shall pay all of their costs and expenses (including attorneys' fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby. Except as otherwise provided herein, PATI shall pay all of its costs and expenses (including attorneys' fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby.

9.3      Definitions.

     Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth below

9.3.1    Affiliate.

     The term "Affiliate" with respect to a Person, shall mean other Person that directly or indirectly controls, is controlled by, or is under control with such Person. The term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

9.3.2    Applicable Law.

     The term "Applicable Law" shall mean any applicable decree, injunction, judgment, law, order, ordinance, regulation, rule, statute, or writ of any federal, state, local, or foreign governmental entity (or any agency, department, or political subdivision of any governmental entity), including any such law relating to the Business.

9.3.3    Assets.

     The term "Assets" shall mean collectively all of the assets owned or used by ACS in connection with the ownership and operation of the Business, including without limitation, all of the assets referred to in Section 1.1 of this Agreement.

9.3.4    Assignment of Contracts.

     The term "Assignment of Contracts" shall mean an assignment of contract substantially in the form attached hereto as Exhibit H.

9.3.5    Assumed Liabilities.

     The term "Assumed Liabilities" shall mean all obligations and liabilities set forth on Schedule 2.4.

9.3.6    Audited Financial Statements.

     The term "Audited Financial Statements" shall mean the financial statements set forth in Section 4.2.8(b).

9.3.7    Beneficial Stockholder.

     The term "Beneficial Stockholder" shall mean a holder of stock, a holder of any right to acquire stock or a holder of the right, directly or indirectly, to vote or dispose of any of the stock.

9.3.8    Benefit Plans.

     The term "Benefit Plans" shall mean all employee benefit plans and employment agreements, if any, to which ACS is party or by which it is bound.

9.3.9    Business.

     The term "Business" shall have the meaning ascribed to it in the recitals to this Agreement, except as otherwise specifically set forth herein.

9.3.10 Claims.

     The term "Claims" shall mean any and all direct or indirect damages, claims, losses, liabilities and expenses, including, without limitation, legal fees and disbursements, accounting fees and disbursements, expenses of investigation, and other expenses.

9.3.11   Closing.

     The term "Closing" shall mean the closing of the transactions contemplated by this Agreement.

9.3.12   Closing Date.

     The term "Closing Date" shall mean the date of the Closing of this Agreement as set forth in Section 3.1.

9.3.13   COBRA.

     The term "COBRA" shall mean the group health plan continuation coverage requirements of Sections 601-609 and 4980B of the Code.

9.3.14   Code.

     The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

9.3.15   Confidential Information.

     The term "Confidential Information" shall mean any information concerning ACS or PATI assets, cash flows, business, financial condition, operations or prospects or the Business or the Assets, the contents of the negotiations among PATI and ACS concerning this Agreement or any other Transaction Documents and the transactions contemplated hereby, or the terms of this Agreement and the other Transaction Documents.

9.3.16   Consent.

     The term "Consent" shall mean any approval, consent,  ratification,  waiver
or  other  authorization   including,  but  not  limited  to,  any  Governmental
Authorization.

9.3.17   Contracts.

     The term "Contracts" shall mean customer contracts, vendor/supplier contracts, security deposits, leases of real property or Tangible Personal Property, management and executive employment agreements, and contracts and agreements for services.

9.3.18   Covenant Not to Compete.

     The term "Covenant Not to Compete" shall mean for ACS, the covenants provided in Section 7.7 of this Agreement.

9.3.19   Customer Contracts.

     The term "Contracts" shall mean all Documents to which ACS is a party (or entered into on behalf of ACS) pursuant to which ACS provides services to its customers.

9.3.20   Customer Services.

     The term "Customer Services" shall mean all services offered by ACS in connection with services provided through the customer contracts of ACS.

9.3.21   Document.

     The term "Document" with respect to any Person, shall mean any agreement, authorization, commitment, contract, decree, deed of trust, franchise, instrument, judgment, lease, license, mortgage, order, Governmental Authorization or other document or obligation of which such Person is a party or by which such Person's assets are bound.

9.3.22   ERISA.

     The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

9.3.23   Excluded Assets.

     The term Excluded Assets" shall mean all Assets listed in Section 1.2 of this Agreement.

9.3.24   Financial Statements.

     The term "Financial Statements" shall mean the financial statements and related notes and schedules described in Schedule 4.2.8.

9.3.25   GAAP.

     The term "GAAP" shall mean generally accepted accounting principles set forth in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity or other practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of the determination. For purposes of this Agreement, GAAP shall be applied on an accrual basis in a manner consistent with historic practices of the person to which the term applies.

9.3.26   Governmental Authorizations.

     The term "Governmental Authorizations" shall mean any approval, consent, license, permit, waiver or other authorization issued, granted, or given or otherwise made available by or under the authority of any Governmental Authority pursuant to Applicable Law.

9.3.27   Governmental Authority.

     The term "Governmental Authority" shall mean any: (a) nation, state, county, city, town, village, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity or any court or other tribunal);
(d) multi-national organization or body; (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing authority or power of any nature.

9.3.28   Indemnitee.

     The term "Indemnitee" shall mean the party or parties entitled to indemnification pursuant to ARTICLE 6 of this Agreement.

9.3.29   Indemnitor.

     The term "Indemnitor" shall mean the party or parties responsible for providing indemnification pursuant to ARTICLE 6 of this Agreement.

9.3.30   Insurance Policy.

     The term "Insurance Policy" shall mean all insurance policies in effect, which provide any type of insurance coverage for ACS with respect to business casualties, errors and omissions, general business liabilities or medical malpractice.

9.3.31   Intellectual Property.

     The term "Intellectual Property" shall mean any patents, trademarks, service marks or logos, trade names, software, computer software (including documentation and related object and source codes), proprietary designs, assumed names, copyrights, know-how, processes, inventions, or similar intellectual property, and applications, registrations or licenses for any of the foregoing.

9.3.32   Lawsuit.

     The term "Lawsuit" shall mean any action, charge, claim, counterclaim, decree, injunction, inquiry, investigation, legal action, litigation, order, proceeding, suit or writ.

9.3.33   Lien.

     The term "Lien" shall mean any charge, claim, equity, judgment, lease, liability, license, lien, mortgage, pledge, restriction, security interest, Tax lien, option, right of first refusal, right to acquire, restrictions (whether on issuance, voting, sale, transfer, disposition or otherwise) or encumbrance of any kind.

9.3.34   Material Adverse Change.

     The term "Material Adverse Change" shall mean any event, occurrence, fact, condition, change or effect that is materially adverse to business, operations, prospects, results of operations, properties or assets taken as a whole.

9.3.35   Most Recent Balance Sheet.

     The term "Most Recent Balance Sheet" shall mean the most recent balance sheet that is a part of the Financial Statements.

9.3.36   Non-Compete Period.

     The term "Non-Compete Period" with respect to any Seller shall mean the period beginning on the Closing Date and ending on the second anniversary of the Closing Date.

9.3.37   Non-Disclosure Obligation.

     The term "Non-Disclosure Obligation" shall mean, with respect to each Seller, the covenants provided in Section 7.8 of this Agreement.

9.3.38   Office Lease.

     The term "Office Lease" shall mean the certain leases described on Schedule
1.1.11 of this Agreement.

9.3.39   PATI Indemnitees.

     The term "PATI Indemnitees" shall mean PATI, its stockholders, affiliates, officers, directors, employees and agents, and their respective successors and assigns.

9.3.40   Person.

     The term "Person" shall mean an association, business trust, corporation, estate, general partnership, Governmental Authority (or any agency, department or political subdivision of a Governmental Authority), individual, joint stock company, joint venture, limited liability company, limited partnership company, professional association, professional corporation, trust or other organizational entity.

9.3.41   Permitted Liens.

     The term "Permitted Liens" shall mean the assumed debt and security interests as disclosed on Schedule 4.2.12.

9.3.42   Premises.

     The term  "Premises"  shall  mean the lease of the  premises  described  on
Schedule 1.1.11.

9.3.43   Purchase Consideration.

     The term "Purchase Consideration" shall mean the aggregate of any common stock issued, cash paid, liabilities assumed, and guarantees issued at Closing.

9.3.44   Retained Liabilities.

     The term "Retained Liabilities" shall mean any debts, obligations, contracts, loans, commitments, undertakings or liabilities of ACS, whether fixed, unliquidated, contingent or otherwise, of any nature whatsoever arising before or after the Closing or in connection with any of the Assets or Business that are not Assumed Liabilities.

9.3.45   SEC.

     The term "SEC" shall mean the Securities and Exchange Commission.

9.3.46   Seller Indemnitees.

     The term "Seller Indemnitees" shall mean the Sellers and their successors and assigns.

9.3.47   Tangible Personal Property.

     The  term  "Tangible   Personal   Property  "  shall  mean  all  furniture,
furnishings, computer hardware and software, supplies, equipment, fixtures, inventory and other tangible personal property owned or leased by ACS.

9.3.48   Tax.

     The term "Tax" shall mean any federal, state, local, foreign, or other ad valorem, customs, documentary, duty, employment, excise, franchise, gross income, gross receipts, lease, license, net income, payroll, premium, profits, property, occupation, sales, service, service use, stamp, severance, transaction privilege, transfer, use, or withholding Tax or other assessment, charge, fee, impost, levy, or Tax of any kind whatsoever, together with any related interest and penalties.

9.3.49   Tax Return.

     The term "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

9.3.50   Transaction Documents.

     The term "Transaction Documents" shall mean each of this Agreement and other documents delivered by ACS pursuant to Section 3.2.3 of this Agreement, and any documents delivered by PATI pursuant to Section 3.3.3 of this Agreement.

9.3.51   Vendor/supplier contracts.

     The term "Vendor/supplier contracts" shall mean all Documents to which ACS is a party pursuant to which the Vendors/suppliers are engaged to provide services with respect to the Business.

9.4      Property Taxes.

     At the Closing, all personal property Taxes on any Asset being conveyed pursuant to this Agreement which is assessed as personal property shall be prorated as of the Closing Date.

9.5      Entire Agreement.

     This Agreement (including the exhibits hereto) and the other Transaction Documents (and the exhibits thereto) represent the entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

9.6      Amendments.

     The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

9.7      Assignments.

     No party shall assign his or its rights and/or obligations hereunder without consent of each other party to this Agreement, except that PATI may assign its rights hereunder to any Affiliate of PATI, or any corporation resulting from the merger or consolidation of PATI with any entity that acquires all of PATI's assets.

9.8      Further Assurances.

     The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

9.9      Binding Effect.

     All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

9.10     Headings.

     The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

9.11     Notices.

     All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including telex and telegraphic communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:



         PATI and PATI Stockholders       Roger L. Chaufournier
                                          46 Prince Street
                                          Rochester, NY 14607
                                          Telephone No. 716/242-7200
                                          Facsimile No. 716/244-1367

         PATI Counsel:                    Jeffery A. Baumel
                                          McCarter & English
                                          Four Gateway Center
                                          100 Mulberry Street
                                          Newark, NJ 07102
                                          Telephone No. 973/622-4444
                                          Facsimile No. 973/622-7070

         ACS and ACS Stockholders:        Mark Bodnar
                                          8080 Tristar Drive, Suite 100
                                          Irving, TX 75063
                                          Telephone No. 972/871-7912
                                          Facsimile No. 972/871-8632

         ACS Counsel:                     Michael Caolo, Jr.
                                          8080 Tristar  #100
                                          Irving, TX  75209
                                          Telephone No. 214/ 599-0808
                                          Facsimile No. 214/  520-1710


     or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date telecommunicated if by electronic mail; (c) on the date of transmission with confirmed answer back if by telex, telefax or other telegraphic method; and (d) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

9.12     Severability.

         If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

9.13     Waivers.

     The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such
party  to  any  other  or   further   notice  or  demand  in  similar  or  other
circumstances.

9.14     Pronouns.

     In this Agreement, the use of any gender shall be deemed to include all genders, and the use of the singular shall include the plural and vice versa, wherever it appears appropriate from the content.

9.15     Third Parties.

     Unless expressly stated herein to the contrary, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, other legal representatives, heirs, successors and permitted assigns. Nothing to this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

9.16     Enforcement Costs.

     If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use Taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, Taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use Taxes and all other charges billed by the attorney to the prevailing party.

9.17     Remedies Cumulative.

     Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

9.18     Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon any party so confirming.

9.19     Governing Law.

     THIS AGREEMENT AND ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS AND VENUE AND JURISDICTION FOR ANY AND ALL LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT SHALL BE IN DALLAS COUNTY, TEXAS.

9.20      Preparation ofAgreement.

     This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

9.21     Survival.

     All representations, warranties, covenants and agreements made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of 12 months from the Closing.

9.22     Inducement to Transaction.

     All representations and warranties made by any party in this Agreement shall be deemed made for the purpose of inducing the other party to enter into this Agreement.

9.23     Arbitration.

     The parties shall use good faith negotiation to resolve any controversy, dispute or disagreement arising out of or relating to this Agreement or the other Transaction Documents or the breach of this Agreement or the other Transaction Documents. Any matter not resolved by negotiation shall be submitted to binding arbitration pursuant to this Section 9.23; provided however, that the terms and provisions of this Section 9.23 shall not preclude any party hereto from seeking, or a court of competent jurisdiction from granting, a temporary restraining order, temporary injunction or other equitable relief for any breach of (i) any non-competition or confidentiality covenant in this Agreement or any other Transaction Documents or (ii) any duty, obligation, covenant, representation or warranty set forth in this Agreement or any other Transaction Document, the breach of which may cause irreparable harm or damage.

     a.   Arbitrators.

          In the event any claim or claims is brought by any of the parties hereto, or there is any other claim, controversy, dispute or disagreement arising out of or relating to this Agreement, and the parties are unable to resolve such claim, controversy, dispute or disagreement within thirty (30) days after notice is first delivered pursuant to the other party, the parties agree to each select one arbitrator in Dallas County, Texas, to hear and decide all such claims under this Section 9.23. The two (2) arbitrators so chosen shall then select a third arbitrator who is experienced in the matter or action that is subject to such arbitration. Each of the arbitrators chosen shall be impartial and independent of all parties to this Agreement. If either of the parties fails to select an arbitrator within twenty (20) days after the end of such thirty-day period, or if the arbitrators chosen fail to select a third arbitrator within twenty days, then any party may in writing request the judge of the United States District Court for the Northern District of Texas senior in term of service to appoint the arbitrator or arbitrators and, subject to this
     Section 9.23, such arbitrators shall hear all arbitration matters arising under this Section 9.23.

     b.   Applicable Rules.

          Each arbitration hearing shall be held at a place acceptable to a majority of the arbitrators and the subject parties. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association to the extent such rules do not conflict with the terms of this Section 9.23. The decision of a majority of the arbitrators shall be reduced to writing and shall be binding on the parties. All privileges under Texas and federal law, including attorney-client and work-product privileges, shall be preserved and protected to the same extent that such privileges would be protected in a federal court proceeding applying Texas law.

9.24     Schedules.

     All references in this Agreement to Sections, Exhibits or Schedules shall mean the sections, exhibits or schedules of this Agreement unless otherwise expressly set forth. The Exhibits and Schedules to this Agreement shall be deemed a part of this Agreement for all purposes. A disclosure of an item in a Schedule or under a heading in a Schedule corresponding to a particular Section or Subsection of this Agreement or a separate disclosure item within such a Section or Subsection shall not be a disclosure under any other Schedule, any other Section or Subsection of this Agreement or separate disclosure item within such a Section or Subsection or any other disclosure item of such Schedule. ACS has delivered to PATI a true and complete copy of each arrangement, Document or other item described on each Schedule to this Agreement.

               [SIGNATURES INTENTIONALLY APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           PATI
                           By: /s/ Roger L. Chaufournier
                               -------------------------
                           Name: Roger L. Chaufournier
                           Title:   President

                           ACS
                           By: /s/ Mark Bodnar
                              ----------------
                           Name: Mark Bodnar
                           Title:   President
ACS STOCKHOLDERS

ACSC, Inc..

By: /s/ Sue Shelton
   ----------------------
   Sue Shelton, President

   /s/ Mark Bodnar
   ----------------------------------
   Mark Bodnar, individually

   /s/ Eric Brauss
   ----------------------------------
   Eric Brauss, individually and as the
   ultimate beneficial and majority owner and affiliate of ACSC, Inc.

   /s/ Michael Caolo Jr.
   ----------------------------------
   Michael Caolo Jr., individually


PATI STOCKHOLDERS:

----------------------------------
John Pappajohn, individually


----------------------------------
Derace Schaffer, individually
NWK3: 693771.03